UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00058)

Exact name of registrant as specified in charter: The George Putnam Fund of Boston

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2006 Date of reporting period: August 1, 2005—July 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

The George Putnam Fund of Boston

7|31|06

Annual Report

PUTNAM INVESTMENTS

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

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What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

The George Putnam Fund of Boston

7| 31| 06 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	14
Expenses	17
Portfolio turnover	19
Risk	20
Your fund’s management	21
Terms and definitions	24
Trustee approval of management contract	26
Other information for shareholders	31
Financial statements	32
Federal tax information	94
Brokerage commissions	95
About the Trustees	96
Officers	102

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

Over the last three months of your fund’s reporting period, investors were particularly preoccupied with the course of the economy. Beginning in May, a more pessimistic outlook pervaded the markets as leading economic indicators began to warn of slower growth and the Federal Reserve (the Fed) continued its series of interest-rate increases. The resulting correction undercut much of the progress that markets had achieved in the previous three months of the period.

However, we believe that today’s higher interest rates, far from being a threat to global economic fundamentals, are in fact an integral part of them. Economic growth may, indeed, be slowing somewhat as a result of the higher rates, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment. The recent correction brought valuations back to attractive levels, creating opportunities in a wide array of markets and sectors. Furthermore, since the Fed paused in its tightening cycle shortly after the close of the reporting period, the market atmosphere has gradually become more optimistic. Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance, and the investment professionals managing your fund have been working to take advantage of the opportunities presented by this environment.

We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended July 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

The George Putnam Fund of Boston: providing the benefits of balanced investing for nearly 70 years

Your fund launched in 1937 when George Putnam, a Boston investment manager, decided to start a fund with an innovative approach — a balance of stocks to seek capital appreciation and bonds to help provide current income. The original portfolio featured industrial stocks, such as U.S. Smelting, Refining, & Mining Co., and railroad bonds.

This balanced approach made sense then, and we believe it continues to make sense now. In the late 1930s, the stock market experienced dramatic swings as businesses struggled to recover from the Great Depression and as the shadow of war began to spread across Europe and Asia. Today, global political and economic uncertainties also challenge investors.

Although the fund has experienced volatility at times, its balanced approach has kept it on course. When stocks were weak, the fund’s bonds helped results. Similarly, stocks have often provided leadership when bonds were hurt by rising interest rates or inflation.

In a letter to shareholders dated July 12, 1938, George Putnam articulated the balanced strategy: “Successful investing calls not so much for some clairvoyant ability to read the future as for the courage to stick to tested, common sense policies in the face of the unreliable emotional stresses and strains that constantly sweep the market place.” Putnam remains committed to this prudent approach to investing today.

Over seven eventful decades, the fund's balance of stocks and bonds has served shareholders by providing income and building wealth.

$4,580,867
9.34%
annualized return at NAV
$1,000,000
$100,000
$10,000

ANNUALIZED TOTAL RETURN PERFORMANCE

Class A shares	NAV
Life of fund (inception 11/5/37)	9.34%
10 years	7.13
5 years	4.05
3 years	7.53
1 year	4.57

1973
Oil embargo leads to record high oil prices and gas rationing
1981
First space shuttle launched
1989
Collapse of Berlin Wall
1993
First Web browser introduced
2000
Nasdaq peaks over 5000
2005
Low interest rates spark record home buying

Performance assumes reinvestment of distributions and does not account for taxes. Returns at net asset value (NAV) for class A shares do not reflect a sales charge of 5.25%. Had the sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. A short-term trading fee of up to 2% may apply. The period illustrated is longer than the investment horizon of many investors.

5

The George Putnam Fund of Boston seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income. The fund targets attractively priced stocks of large, established companies that the management team believes are poised to experience positive change and improved financial performance. The bond portion is a diversified mix of mainly investment-grade securities. The fund may be appropriate for investors seeking current income and long-term growth from a balanced investment.

Highlights

• For the 12 months ended July 31, 2006, The George Putnam Fund of Boston’s class A shares returned 3.89% without sales charges.

• The fund’s new equity benchmark — the S&P 500/Citigroup Value Index, discussed below —returned 11.70% during the period, and the fund’s bond benchmark, the Lehman Aggregate Bond Index, returned 1.46% .

• The fund’s custom-blended benchmark, which includes a stock and a bond index and is intended to provide a suitable performance target for a balanced fund, changed during the period. It had been made up of 60% S&P 500/Barra Value Index and 40% Lehman Aggregate Bond Index. Effective April 1, 2006, the S&P 500/Citigroup Value Index replaced the S&P 500/Barra Value Index. See the “Of Special Interest” section on page 12 for more information.

• The one-year return of the custom-blended benchmark that reflects the former equity benchmark through March 31, 2006, and the new equity benchmark starting April 1, 2006, is 6.86% .

• Had the S&P 500/Citigroup Value Index been the equity benchmark for the entire year, the one-year return of the custom-blended benchmark would be 7.66% .

• The average return for the fund’s Lipper category, Balanced Funds, was 4.30% for the period.

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 14.

Performance (Total return for class A shares for periods ended 7/31/06)

Since the fund’s inception (11/5/37), average annual return is 9.34% at NAV and 9.25% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	7.45%	6.87%	105.10%	94.29%

5 years	4.18	3.05	22.70	16.22

3 years	8.14	6.21	26.45	19.82

1 year	3.89	–1.57	3.89	–1.57

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers The year in review

In an environment of increased market volatility and weakened consumer spending, your fund generated modest returns for its 2006 fiscal year. The portfolio’s emphasis on larger-capitalization value stocks proved effective as these stocks generally outperformed smaller-capitalization stocks and growth stocks. The fund benefited from effective weightings and stock selection within the basic materials, transportation, and energy sectors. However, the fund underperformed its custom-blended benchmark, due in part to our stock selection within the communications services, financial, and health-care sectors. We continue to believe the performance of these stocks is likely to improve in the fund’s 2007 fiscal year. While the fund underperformed the average for its category, Lipper Balanced Funds, for the fiscal year, it performed in the top quartile of this same Lipper peer group for the six months ended July 31, 2006, and its results were above the median for the three- and five-year periods. The fund’s bond portfolio outperformed its benchmark and helped stabilize fund returns. Our emphasis on asset-backed and collateralized mortgage-backed securities (ABSs and CMBSs, respectively) provided a relative advantage, as did the portfolio’s shorter duration, which means it had a reduced sensitivity to changes in interest rates.

Market overview

Volatility in U.S. financial markets increased during the second six months of the fund’s 2006 fiscal year. Americans weary of the ongoing war in Iraq were also concerned about the nuclear ambitions of North Korea and Iran and an escalation of violence in the Middle East. In addition, consumers felt the pinch of higher energy costs as well as higher borrowing costs as the Fed raised short-term interest rates incrementally. At the end of the period, the federal funds rate — the rate at which banks make overnight loans to other banks, which the Fed has authority to set — stood at 5.25%, a full two percentage points higher than a year earlier. Yields on two-year Treasury notes rose more than yields on 10-year Treasury bonds and, as a result, the yield curve, a graphical representation of interest rates across all bond maturities, flattened. For the full period, stocks outperformed bonds, although stocks and bonds had similar performance in the latter half of the fiscal year. Large-cap stocks slightly outperformed small caps. Value stocks continued to outperform growth stocks by a very wide margin. For example, the large-cap Russell 1000 Value Index returned 11.59%, while the Russell 1000 Growth Index fell –0.76% . However, most domestic equity and bond indexes posted single-digit returns, which signaled a slower-growth environment. Against this backdrop, higher-yielding stocks outperformed those with lower yields as investors sought dividends to enhance their returns. The market’s strongest-performing sectors in the most recent six months were defensive sectors: communications services, consumer staples, and utilities. We believe this reflected investors’ sense of uncertainty and desire for safer havens. The weakest sectors included technology, transportation, and basic materials.

Strategy overview

In the first half of the fiscal year, we increased the fund’s allocation to fixed-income investments. This reflected our belief that the Fed would soon stop raising short-term interest rates.

Market sector performance These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/06.

Equities

S&P 500/Citigroup Value Index (large-company value stocks)	11.70%

Russell 1000 Growth Index (large-company growth stocks)	–0.76%

Russell 1000 Index (large-company stocks)	5.23%

Russell 2000 Index (small-company stocks)	4.24%

Bonds

Lehman Aggregate Bond Index (broad bond market)	1.46%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	4.64%

Lehman Government Bond Index (U.S. Treasury and agency securities)	1.24%

Historically, bond prices have rallied when a period of restrictive monetary policy comes to an end and the Fed adopts a more neutral stance.

The portfolio remained positioned to benefit from increased corporate capital spending and a fall-off in consumer spending. Indeed, we have seen a decline in consumer discretionary spending because energy costs and variable-rate loans and credit lines require more of the consumers’ monthly cash flow.

Our stock selection proved most effective within the sectors that under-performed during the period, including basic materials and transportation. In comparison to its equity benchmark, the fund’s underweight position in Dow Chemical and overweight position in Freeport-McMoRan Copper & Gold were helpful. The fund also benefited from underweighting railroad stocks, as railroads experienced a decline in shipments resulting from weaker

Portfolio composition comparison This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

consumer spending. Within the energy sector, the fund’s underweight position in ExxonMobil and overweighting of both Cameron International and Apache helped relative returns. However, our stock selection within communications services detracted from results. The fund did not own AT&T or BellSouth, which rallied on news that AT&T would acquire BellSouth. Within the financial sector, an overweight to Ace Limited and an underweight position in brokerage companies hindered performance.

Relative to the bond benchmark, the fund benefited from overweight positions in ABSs and collateralized CMBSs. Overall, security selection was a positive factor, as was our strategic positioning to take advantage of a flattening yield curve.

In addition, the fund’s shorter duration helped protect the value of the portfolio in a period of rising interest rates, since bond prices move in the opposite direction of interest rates. Combined, these strategies helped the bond portfolio outperform its benchmark, the Lehman Aggregate Bond Index, during the period.

Your fund’s holdings

Stocks that helped fund performance during the period included Freeport-McMoRan Copper & Gold, Comcast, and Lockheed Martin. Freeport is one of the largest mining companies in the world, and it benefited during the period from news that a competing mine had significantly smaller copper reserves than had been previously

Top equity holdings This table shows the fund's top holdings, and the percentage of the fund’s net assets that each comprised, as of 7/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Citigroup, Inc. (2.7%)	Banking

Bank of America Corp. (2.5%)	Banking

The Goldman Sachs Group, Inc. (1.7%)	Investment banking/brokerage

Exxon Mobil Corp. (1.6%)	Oil and gas

Verizon Communications, Inc. (1.3%)	Regional Bells

Hewlett-Packard Co. (1.3%)	Computers

Morgan Stanley (1.2%)	Investment banking/brokerage

JPMorgan Chase & Co. (1.2%)	Financial

General Electric Co. (1.2%)	Conglomerates

Wells Fargo & Co. (1.2%)	Banking

thought. In addition, in the early part of the fiscal period, copper prices had escalated to such a degree that investors sold many of the copper stocks, believing the strength in these issues was unsustainable. However, our analysis suggested that the demand for copper and the current supply level would support higher valuations. This hypothesis proved correct when shares of Freeport, among others, bounced back. Demand from China for all metals and building materials remains strong, and we believe the long-term prospects for Freeport are attractive.

Lockheed continued to be a strong contributor to fund returns. Defense companies, in general, perform well when the U.S. military is actively engaged in various theatres throughout the world. We believe the company has exceptionally able management, and we expect to maintain this position.

As new technologies develop, the services provided by cable companies and phone companies are converging. Cable companies are delving into voice-over-Internet protocol (VoIP) phone service, while phone companies are increasingly developing video technology. The fund had an overweight position in cable provider Comcast. We believed that Comcast would bring its phone services to market sooner, thus putting the regional Bells at a competitive disadvantage. Comcast has since rolled out its VoIP service and has gotten a more positive response than many had expected. We have sold a portion of the fund’s holdings to lock in gains, but are maintaining a position.

Detractors from fund performance for the period included our position in Dell Computer and not owning BellSouth. Dell’s business model is different from that of its competitors. The company sells directly to consumers by mail, and has no retail stores. This distribution strategy is more cost effective and provides a competitive edge. However, shares of Dell fell on news of problems with customer service. Also, sales of the company’s laptops lagged behind competitors’ products. Despite these difficulties, we are encouraged by recent improvements in customer service and by the array of new products Dell will introduce this fall. We have taken the opportunity to increase the fund’s position in Dell.

Relative to the benchmark, the fund avoided BellSouth and AT&T, because we believed the fundamentals for the regional Bell operating companies (RBOCs) are poor. These companies face a variety of obstacles that are stifling growth and profitability. More people are using cell phones rather than landlines for long-distance calls. A large group of companies are vying for consumer dollars earmarked for phone, video, and wireless services. As mentioned above, these services are starting to converge, and in our view, cable companies have the advantage. The competition is so tough that RBOCs cannot command the prices they want for their services. Furthermore, keeping up with new technology is a tremendous expense for the RBOCs.

Despite these negative fundamentals, the market embraced the news in March 2006 that AT&T would acquire BellSouth. The stock rose as post-acquisition cost-cutting measures proved more effective than anticipated. Although we missed the opportunity to participate in this rally, we are convinced that the longer-term fundamentals for RBOCs warrant caution, and we plan to maintain the fund’s underweight to this part of the telecommunications sector.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

On April 1, 2006, the fund’s equity benchmark, the S&P 500/Barra Value Index, was discontinued. The fund’s new benchmark, the S&P 500/Citigroup Value Index, was selected for its similarity to the former benchmark and its appropriateness as a benchmark for your fund’s equity portfolio. Our discussion of investment decisions in this report reflects this change during the period.

Additionally, the fund’s distribution for November 2005 included an extra one-time distribution of income. For class A shares, this amounted to $0.1010 per share; similar amounts were included in the distributions for other share classes.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

For several months, the fund has been positioned to benefit from a slackening in consumer spending and an increase in capital spending. This strategy has panned out, as many of the retail stocks directly related to consumer spending had weakened in the latter half of the fund’s fiscal year. Gasoline and electricity prices are up, consumer debt levels are up, adjustable-rate mortgages are rising, and the housing market is slowing. All of these factors have led consumer stocks to weaken. In contrast, corporate balance sheets are healthy, businesses are enjoying very strong cash flows, inventory levels are appropriate, and orders remain robust. Although businesses have faced rising costs for raw materials, many have been able to pass these costs on to consumers. Recently, this strategy has met some resistance, as consumers are tightening their belts.

After three years of strong returns both domestically and abroad from stocks and bonds, we believe we are heading into a period of lower returns. Despite this somewhat lukewarm outlook, a low-return environment is typically favorable for your fund, which emphasizes equity yields and also typically invests 40% of the overall portfolio in bonds. In periods of uncertainty and heightened volatility, investors often prefer larger-cap, value-oriented stocks — the mainstay of your fund — and bonds, which offer steady income. We are looking for opportunities to build positions in stocks that have become especially cheap, particularly in the consumer sector.

We will focus on those securities that we believe have been undervalued by the markets and that have more potential than is reflected by their current price. We will also emphasize equity yields as we strive to provide an attractive return for shareholders.

Although the Fed paused in its series of interest-rate increases shortly after the close of the period, we have not ruled out the possibility that further rate increases will occur should infla-tionary pressures swell. We also believe that short-term interest rates are poised to rise globally as other central banks around the world address inflationary pressures. For the fund’s bond portfolio, we favor opportunities within the securitized universe, such as ABSs and CMBSs. The portfolio remains underweighted in corporate bonds, and we have moderated the fund’s shorter-duration posture and positioned for a steeper yield curve. We continue to maintain a high-quality bond portfolio that is defensively positioned against potential underperformance of corporate bonds. As always, we pursue opportunities for higher levels of income, while adhering to our conservative, disciplined, and balanced investment approach.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

The use of derivatives involves special risks and may result in losses.

The fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Your fund’s performance

This section shows your fund’s performance for periods ended July 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.34%	9.25%	8.31%	8.31%	8.52%	8.52%	8.58%	8.53%	9.06%	9.39%

10 years	105.10	94.29	90.19	90.19	90.10	90.10	95.18	88.82	100.09	110.23
Annual average	7.45	6.87	6.64	6.64	6.63	6.63	6.92	6.56	7.18	7.71

5 years	22.70	16.22	18.18	16.18	18.10	18.10	19.67	15.81	21.20	24.26
Annual average	4.18	3.05	3.40	3.04	3.38	3.38	3.66	2.98	3.92	4.44

3 years	26.45	19.82	23.61	20.61	23.57	23.57	24.56	20.53	25.58	27.42
Annual average	8.14	6.21	7.32	6.45	7.31	7.31	7.60	6.42	7.89	8.41

1 year	3.89	–1.57	3.05	–1.90	3.01	2.02	3.34	–0.01	3.57	4.09

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge) Cumulative total return from 7/31/96 to 7/31/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $19,019 and $19,010, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $18,882 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $20,009 and $21,023, respectively. See first page of performance section for performance calculation method.

Comparative index returns For periods ended 7/31/06

		Lehman	George	Lipper
	S&P 500/	Aggregate	Putnam	Balanced
	Citigroup	Bond	Blended	Funds category
	Value Index	Index	Index	average*

Annual average
(life of fund)	—†	—†	—†	—†

10 years	156.09%	84.76%	132.78%	100.00%
Annual average	9.86	6.33	8.82	7.02

5 years	39.78	26.35	36.77	19.36
Annual average	6.93	4.79	6.46	3.53

3 years	55.37	11.46	36.73	26.51
Annual average	15.82	3.68	10.99	8.12

1 year	11.70	1.46	7.66	4.30

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 7/31/06, there were 399, 275, 213, and 92 funds, respectively, in this Lipper category.

† The benchmarks were not in existence at the time of the fund’s inception. The S&P 500/Citigroup Value Index commenced 6/30/95. The Lehman Aggregate Bond Index commenced 12/31/75. The George Putnam Blended Index commenced 6/30/95.

The Lipper average commenced 12/31/59.

Fund price and distribution information For the 12-month period ended 7/31/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.501		$0.358	$0.364	$0.409		$0.464	$0.548

Capital gains

Long-term	0.358		0.358	0.358	0.358		0.358	0.358

Short-term	0.023		0.023	0.023	0.023		0.023	0.023

Total	$0.882		$0.739	$0.745	$0.790		$0.845	$0.929

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
7/31/05	$18.40	$19.42	$18.22	$18.30	$18.22	$18.83	$18.36	$18.46

7/31/06	18.21	19.22	18.02	18.09	18.02	18.63	18.15	18.26

Current yield

(end of period)
Current
dividend rate[1]	2.20%	2.08%	1.42%	1.44%	1.71%	1.65%	1.98%	2.45%

Current 30-day
SEC yield[2]	2.73	2.59	1.99	1.99	2.24	2.16	2.48	2.98

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter Total return for periods ended 6/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.34%	9.25%	8.30%	8.30%	8.51%	8.51%	8.58%	8.53%	9.06%	9.39%

10 years	99.16	88.74	84.84	84.84	84.71	84.71	89.59	83.42	94.33	104.40
Annual average	7.13	6.56	6.34	6.34	6.33	6.33	6.61	6.25	6.87	7.41

5 years	21.97	15.58	17.53	15.53	17.47	17.47	19.02	15.17	20.48	23.61
Annual average	4.05	2.94	3.28	2.93	3.27	3.27	3.54	2.87	3.80	4.33

3 years	24.32	17.78	21.56	18.56	21.53	21.53	22.43	18.43	23.45	25.28
Annual average	7.53	5.61	6.72	5.84	6.72	6.72	6.98	5.80	7.27	7.80

1 year	4.57	–0.90	3.79	–1.20	3.75	2.75	4.02	0.66	4.25	4.82

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The George Putnam Fund of Boston from February 1, 2006, to July 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.79	$ 8.51	$ 8.51	$ 7.27	$ 6.03	$ 3.54

Ending value (after expenses)	$1,011.10	$1,007.20	$1,006.70	$1,008.00	$1,009.20	$1,012.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2006, use the calculation method below. To find the value of your investment on February 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 02/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.81	$ 8.55	$ 8.55	$ 7.30	$ 6.06	$ 3.56

Ending value (after expenses)	$1,020.03	$1,016.31	$1,016.31	$1,017.55	$1,018.79	$1,021.27

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio*	0.96%	1.71%	1.71%	1.46%	1.21%	0.71%

Average annualized expense
ratio for Lipper peer group†	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2006	2005	2004	2003	2002

The George Putnam
Fund of Boston	117%*	169%*	166%	121%†‡	132%†

Lipper Balanced Funds
category average	71%	72%	74%	81%	82%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 07/31/06.

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

‡ Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams. Jeanne Mockard is the Portfolio Leader of the fund. Geoffrey Kelley, Jeffrey Knight, and Raman Srivastava are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund. For a complete listing of the members of the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2006, and July 31, 2005.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 7/31/05.

Trustee and Putnam employee fund ownership

As of July 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 819,000	$ 87,000,000

Putnam employees	$8,350,000	$409,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $3,700,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officers of the teams and the Group Chief Investment Officers of the fund’s broader investment categories for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of the three Putnam Asset Allocation Funds, Putnam Income Strategies Fund, and the ten Putnam RetirementReady Funds.

Raman Srivastava is also a Portfolio Member of Putnam Income Fund.

Jeanne Mockard, Geoffrey Kelley, Jeffrey Knight, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended July 31, 2006, Portfolio Member Geoffrey Kelley joined your fund’s management team. During the same period, Portfolio Members Michael Abata and Kevin Cronin left the management team, though they continue in their other fund management roles at Putnam.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2006, and July 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	N/A

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 7/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Standard and Poor’s 500/Citigroup Value Index and 40% of which is the Lehman Aggregate Bond Index.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500/Citigroup Value Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

•That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

•That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 21st percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Balanced Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

81st	57th	40th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 665, 481, and 393 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the one-year period ended March 31, 2006. In this regard, the Trustees considered that Putnam Management had made changes to the fund’s investment team that it believed would strengthen the investment process by focusing on a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Balanced Funds category for the one-, five- and ten-year periods ended June 30, 2006, were 76%, 36%, and 39%, respectively. Over the one-, five- and ten-year periods ended June 30, 2006, the fund ranked 523rd out of 691, 140th out of 395, and 72nd out of 188 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of The George Putnam Fund of Boston:

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The George Putnam Fund of Boston (the "fund") at July 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts September 18, 2006

The fund’s portfolio 7/31/06

COMMON STOCKS (58.2%)*

	Shares	Value

Aerospace and Defense (2.0%)
Boeing Co. (The)	265,600	$20,562,752
Lockheed Martin Corp.	440,500	35,099,040
Raytheon Co.	416,900	18,789,683
United Technologies Corp.	255,300	15,877,107
		90,328,582

Airlines (0.3%)
Southwest Airlines Co.	802,300	14,433,377

Automotive (0.3%)
Ford Motor Co. (S)	1,942,200	12,954,474

Banking (7.7%)
Bank of America Corp.	2,172,645	111,956,397
Citigroup, Inc. #	2,539,300	122,673,583
U.S. Bancorp	813,460	26,030,720
Wachovia Corp.	239,600	12,849,748
Washington Mutual, Inc. (S)	452,600	20,231,220
Wells Fargo & Co.	732,500	52,989,050
		346,730,718

Beverage (0.7%)
Coca-Cola Co. (The)	491,400	21,867,300
Coca-Cola Enterprises, Inc.	534,600	11,472,516
		33,339,816

Biotechnology (0.1%)
Biogen Idec, Inc. †	58,100	2,447,172

Building Materials (1.3%)
Masco Corp. (S)	1,402,100	37,478,133
Sherwin-Williams Co. (The) (S)	278,400	14,087,040
Vulcan Materials Co.	92,000	6,161,240
		57,726,413

Cable Television (0.5%)
Comcast Corp. Class A † (S)	656,200	22,560,156

Chemicals (0.9%)
E.I. du Pont de Nemours & Co. (S)	426,800	16,926,888
PPG Industries, Inc.	47,100	2,898,534
Rohm & Haas Co. (S)	430,100	19,836,212
		39,661,634

Commercial and Consumer Services (0.5%)
Cendant Corp.	1,465,100	21,991,151

COMMON STOCKS (58.2%)* continued

	Shares	Value

Communications Equipment (0.4%)
Cisco Systems, Inc. †	960,130	$17,138,321

Computers (2.9%)
Apple Computer, Inc. †	95,000	6,456,200
Dell, Inc. † (S)	1,036,300	22,466,984
EMC Corp. †	2,235,400	22,689,310
Hewlett-Packard Co.	1,849,200	59,007,972
IBM Corp.	291,000	22,526,310
		133,146,776

Conglomerates (3.0%)
General Electric Co.	1,656,100	54,137,909
Honeywell International, Inc.	495,900	19,191,330
Textron, Inc.	148,500	13,351,635
Tyco International, Ltd. (Bermuda)	1,954,950	51,004,646
		137,685,520

Construction (0.3%)
Martin Marietta Materials, Inc.	77,000	6,200,040
USG Corp. † (S)	177,600	8,233,536
		14,433,576

Consumer Finance (0.8%)
Capital One Financial Corp.	255,200	19,739,720
Countrywide Financial Corp.	418,200	14,984,106
		34,723,826

Electric Utilities (2.9%)
Dominion Resources, Inc.	161,450	12,670,596
DPL, Inc. (S)	305,700	8,486,232
Duke Energy Corp.	118,200	3,583,824
Entergy Corp. (S)	219,400	16,915,740
Exelon Corp. (S)	290,515	16,820,819
FirstEnergy Corp.	390,200	21,851,200
PG&E Corp. (S)	688,150	28,682,092
Public Service Enterprise Group, Inc.	99,900	6,736,257
Wisconsin Energy Corp.	347,200	14,651,840
		130,398,600

Electrical Equipment (0.1%)
Emerson Electric Co.	51,400	4,056,488

Electronics (1.2%)
Analog Devices, Inc.	509,800	16,481,834
Arrow Electronics, Inc. †	234,000	6,612,840
Intel Corp.	1,309,501	23,571,018
Motorola, Inc.	392,300	8,928,748
		55,594,440

COMMON STOCKS (58.2%)* continued

	Shares	Value

Energy (0.7%)
BJ Services Co.	190,000	$6,891,300
Cameron International Corp. †	214,200	10,797,822
Pride International, Inc. †	533,100	15,923,697
		33,612,819

Financial (2.0%)
Freddie Mac	47,340	2,739,092
JPMorgan Chase & Co.	1,197,300	54,620,826
MGIC Investment Corp.	199,200	11,336,472
Radian Group, Inc. (S)	207,800	12,785,934
St. Paul Travelers Cos., Inc. (The)	187,200	8,573,760
		90,056,084

Food (0.5%)
General Mills, Inc.	474,100	24,605,790

Health Care Services (0.9%)
Cardinal Health, Inc.	297,700	19,945,900
CIGNA Corp.	89,300	8,148,625
McKesson Corp.	248,800	12,537,032
		40,631,557

Homebuilding (0.3%)
Lennar Corp. (S)	115,100	5,148,423
NVR, Inc. †	18,036	8,927,820
		14,076,243

Household Furniture and Appliances (0.4%)
Whirlpool Corp. (S)	215,400	16,626,726

Insurance (4.5%)
ACE, Ltd. (Bermuda)	437,500	22,544,375
American International Group, Inc.	521,150	31,618,171
Axis Capital Holdings, Ltd. (Bermuda)	367,716	10,869,685
Berkshire Hathaway, Inc. Class B †	3,280	9,994,160
Chubb Corp. (The)	831,400	41,919,188
Everest Re Group, Ltd. (Barbados)	373,000	35,289,530
Genworth Financial, Inc. Class A	359,760	12,339,768
Hartford Financial Services Group, Inc. (The)	51,900	4,403,196
Prudential Financial, Inc.	318,600	25,054,704
Willis Group Holdings, Ltd. (United Kingdom)	326,200	10,611,286
		204,644,063

Investment Banking/Brokerage (4.4%)
Allied Capital Corp. (S)	727,100	20,467,865
Bear Stearns Cos., Inc. (The) (S)	119,900	17,010,213
Federated Investors, Inc.	274,300	8,506,043
Goldman Sachs Group, Inc. (The)	493,600	75,397,400
Lehman Brothers Holdings, Inc.	344,600	22,381,770
Morgan Stanley	837,000	55,660,500
		199,423,791

COMMON STOCKS (58.2%)* continued

	Shares	Value

Leisure (0.1%)
Brunswick Corp.	141,500	$4,184,155

Lodging/Tourism (0.4%)
Carnival Corp.	176,900	6,892,024
Royal Caribbean Cruises, Ltd.	319,400	10,827,660
		17,719,684

Machinery (1.7%)
Cummins, Inc. (S)	154,100	18,029,700
Ingersoll-Rand Co., Ltd. Class A (Bermuda)	418,400	14,978,720
Parker-Hannifin Corp.	405,800	29,314,992
Terex Corp. † (S)	307,600	13,792,784
		76,116,196

Manufacturing (0.2%)
Cooper Industries, Ltd. Class A	28,900	2,490,024
Illinois Tool Works, Inc.	168,700	7,714,651
		10,204,675

Media (0.6%)
Walt Disney Co. (The) (S)	881,300	26,165,797

Medical Services (0.5%)
WellPoint, Inc. †	308,300	22,968,350

Medical Technology (1.1%)
Baxter International, Inc.	393,700	16,535,400
Becton, Dickinson and Co.	304,000	20,039,680
Boston Scientific Corp. †	592,800	10,083,528
PerkinElmer, Inc.	194,800	3,512,244
		50,170,852

Metals (0.8%)
Freeport-McMoRan Copper & Gold, Inc. Class B (S)	63,700	3,475,472
Nucor Corp. (S)	220,700	11,734,619
Phelps Dodge Corp. (S)	142,300	12,428,482
Steel Dynamics, Inc.	124,000	7,194,480
		34,833,053

Oil & Gas (4.1%)
Apache Corp.	121,500	8,562,105
Chevron Corp.	359,500	23,647,910
Devon Energy Corp. (S)	157,300	10,167,872
EOG Resources, Inc.	105,900	7,852,485
Exxon Mobil Corp.	1,091,300	73,924,662
Hess Corp. (S)	129,100	6,829,390
Marathon Oil Corp. (S)	250,600	22,714,384
Newfield Exploration Co. †	131,800	6,112,884
Occidental Petroleum Corp.	83,100	8,954,025

COMMON STOCKS (58.2%)* continued

	Shares	Value

Oil & Gas continued
Sunoco, Inc. (S)	88,300	$6,140,382
Tesoro Corp.	41,900	3,134,120
Valero Energy Corp.	116,900	7,882,567
		185,922,786

Pharmaceuticals (0.8%)
Barr Pharmaceuticals, Inc. †	102,900	5,120,304
Pfizer, Inc.	451,400	11,731,886
Watson Pharmaceuticals, Inc. †	319,400	7,151,366
Wyeth	276,900	13,421,343
		37,424,899

Power Producers (0.3%)
AES Corp. (The) †	681,200	13,528,632

Publishing (0.2%)
R. R. Donnelley & Sons Co.	283,900	8,287,041

Railroads (0.3%)
Norfolk Southern Corp.	334,100	14,506,622

Regional Bells (1.3%)
Verizon Communications, Inc.	1,789,100	60,507,362

Restaurants (0.5%)
McDonald’s Corp.	680,800	24,093,512

Retail (0.9%)
Barnes & Noble, Inc.	74,700	2,503,944
Gap, Inc. (The) (S)	302,700	5,251,845
Home Depot, Inc. (The)	161,501	5,605,700
Office Depot, Inc. †	471,000	16,979,550
Staples, Inc.	233,400	5,046,108
Target Corp. (S)	130,600	5,997,152
		41,384,299

Semiconductor (0.2%)
Applied Materials, Inc.	466,800	7,347,432

Software (1.3%)
McAfee, Inc. †	449,300	9,682,415
Microsoft Corp. (S)	547,000	13,144,410
Oracle Corp. †	1,504,900	22,528,353
Symantec Corp. †	779,600	13,541,652
		58,896,830

Technology Services (1.1%)
Accenture, Ltd. Class A (Bermuda)	1,017,800	29,780,828
Fair Isaac Corp.	143,200	4,837,296
VeriSign, Inc. †	916,300	16,429,259
		51,047,383

COMMON STOCKS (58.2%)* continued

	Shares	Value

Telecommunications (1.0%)
Sprint Nextel Corp. (S)	2,167,700	$42,920,460

Tobacco (0.9%)
Altria Group, Inc.	392,700	31,404,219
Loews Corp. — Carolina Group	194,000	11,131,720
		42,535,939

Waste Management (0.3%)
Waste Management, Inc.	431,100	14,821,218

Total common stocks (cost $2,199,613,672)		$2,638,615,290

COLLATERALIZED MORTGAGE OBLIGATIONS (15.5%)*

	Principal amount	Value

AMP CMBS 144A FRB Ser. 06-1A, Class A, 6.231s, 2047
(Cayman Islands)	$1,910,000	$1,910,000
Amresco Commercial Mortgage Funding I Ser. 97-C1,
Class G, 7s, 2029	1,030,000	1,032,519
Amresco Commercial Mortgage Funding I 144A
Ser. 97-C1, Class H, 7s, 2029	664,000	668,995
Asset Securitization Corp. Ser. 96-MD6, Class A7, 8.009s, 2029	1,858,000	1,930,722
Banc of America Commercial Mortgage, Inc.
Ser. 01-1, Class G, 7.324s, 2036	950,000	996,916
Ser. 04-3, Class A5, 5.303s, 2039	4,690,000	4,623,449
FRB Ser. 05-1, Class A5, 4.981s, 2042	252,000	244,163
Ser. 06-1, Class XC, Interest Only (IO), 0.040s, 2045	41,197,545	293,549
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	715,000	707,804
Ser. 02-PB2, Class XC, IO, 0.220s, 2035	9,879,863	183,318
Ser. 05-1, Class XW, IO, 0.105s, 2042	278,208,959	1,303,510
Ser. 05-4, Class XC, IO, 0.039s, 2045	83,338,400	604,685
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 6.319s, 2018	142,000	142,470
FRB Ser. 04-BBA4, Class G, 6.069s, 2018	449,000	450,429
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 8.337s, 2014	427,000	426,209
FRB Ser. 02-FL2A, Class K1, 7.837s, 2014	148,000	147,765
FRB Ser. 05-BOCA, Class M, 7.469s, 2016	956,000	955,990
FRB Ser. 05-MIB1, Class K, 7.369s, 2022	496,000	488,404
FRB Ser. 05-ESHA, Class K, 7.159s, 2020	1,660,000	1,660,899
FRB Ser. 05-BOCA, Class L, 7.069s, 2016	456,000	455,996
FRB Ser. 06-LAQ, Class L, 6.895s, 2021	920,000	922,902
FRB Ser. 06-LAQ, Class M, 6.99s, 2021	1,104,000	1,106,779
FRB Ser. 05-BOCA, Class K, 6.719s, 2016	470,000	469,996
FRB Ser. 05-BOCA, Class J, 6.469s, 2016	200,000	199,998
FRB Ser. 05-MIB1, Class J, 6.419s, 2022	1,400,000	1,402,374
FRB Ser. 05-BOCA, Class H, 6.319s, 2016	200,000	199,998
FRB Ser. 05-ESHA, Class G, 6.239s, 2020	1,024,000	1,024,752

COLLATERALIZED MORTGAGE OBLIGATIONS (15.5%)* continued

	Principal amount	Value

Banc of America Large Loan 144A
Ser. 06-LAQ, Class X1, IO, 0.675s, 2021	$50,159,000	$365,520
Ser. 03-BBA2, Class X1A, IO, 0.169s, 2015	25,878,375	1,501
Banc of America Structured Security Trust 144A
Ser. 02-X1, Class A3, 5.436s, 2033	1,843,281	1,840,904
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 5.685s, 2035	1,840,041	1,840,041
Ser. 04-2, IO, 1.72s, 2034	9,516,682	708,547
Ser. 06-2A, IO, 0.879s, 2036	3,464,602	306,163
Ser. 05-3A, IO, 0.775s, 2035	21,126,893	1,733,611
Ser. 05-1A, IO, 0.775s, 2035	7,819,487	603,567
Ser. 04-3, IO, 0.775s, 2035	6,445,788	497,534
Bear Stearns Commercial Mortgage Securities, Inc.
Ser. 05-PWR9, Class X1, IO, 0.028s, 2042	41,613,762	411,269
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
FRB Ser. 05-LXR1, Class J, 7.019s, 2018	1,795,000	1,795,000
FRB Ser. 05-LXR1, Class H, 6.569s, 2018	997,000	997,000
FRB Ser. 05-LXR1, Class G, 6.319s, 2018	997,000	997,000
Ser. 06-BBA7, Class X1A, IO, 1.708s, 2019	31,284,000	658,769
Ser. 05-LXR1, Class X1, IO, 0.792s, 2018	96,649,000	529,801
Ser. 05-PW10, Class X1, IO, 0.032s, 2040	64,488,713	297,228
Bear Stearns Commercial Mortgage Securitization Corp.
Ser. 00-WF2, Class F, 8.198s, 2032	456,000	503,460
Ser. 04-PR3I, Class X1, IO, 0.232s, 2041	16,364,528	363,325
Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	553,000	584,064
Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	4,600,000	4,666,351
Ser. 98-1, Class G, 6.56s, 2030	1,171,000	1,192,770
Ser. 98-1, Class H, 6.34s, 2030	1,761,000	1,459,113
Citigroup Commercial Mortgage Trust 144A Ser. 05-C3,
Class XC, IO, 0.069s, 2043	118,523,823	1,231,537
Citigroup/Deutsche Bank Commercial Mortgage Trust
144A Ser. 06-CD2, Class X, IO, 0.38s, 2046	76,726,764	455,604
Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
Class A3, 6.57s, 2030	4,937,500	4,947,865
Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	2,013,000	2,048,892
Commercial Mortgage Pass-Through Certificates
Ser. 04-LB2A, Class A4, 4.715s, 2039	26,622,000	24,976,041
Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 01-J2A, Class A2F, 5.869s, 2034	1,590,000	1,607,058
Ser. 06-CN2A, Class H, 5.57s, 2019	939,000	922,017
Ser. 06-CN2A, Class J, 5.57s, 2019	751,000	734,572
Ser. 03-LB1A, Class X1, IO, 0.304s, 2038	9,190,318	377,308
Ser. 05-LP5, Class XC, IO, 0.056s, 2043	73,674,328	759,803
Ser. 05-C6, Class XC, IO, 0.030s, 2044	67,445,734	426,797

COLLATERALIZED MORTGAGE OBLIGATIONS (15.5%)* continued

	Principal amount	Value

Countrywide Alternative Loan Trust
Ser. 04-15, Class 1A1, 4.944s, 2034	$655,028	$650,525
Ser. 05-24, Class 1AX, IO, 1.221s, 2035	23,100,480	410,472
Ser. 05-24, Class IIAX, IO, 0.201s, 2035	18,223,641	501,843
FRB Ser. 06-OA10, Class XBI, IO, 0.338s, 2046	7,547,997	394,760
IFB Ser. 06-14CB, Class A9, IO, zero %, 2036	1,918,828	10,344
IFB Ser. 06-19CB, Class A2, IO, zero %, 2036	1,280,974	4,403
IFB Ser. 06-20CB, Class A14, IO, zero %, 2036	1,078,568	2,022
IFB Ser. 06-6CB, Class 1A3, IO, zero %, 2036	22,919,392	53,717
Credit Suisse Mortgage Capital Certificates 144A
Ser. 06-C3, Class AX, IO, 0.006s, 2038	103,316,000	113,028
CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 6.149s, 2017	232,000	232,000
FRB Ser. 06-A, Class C, 5.949s, 2017	688,000	688,000
Criimi Mae Commercial Mortgage Trust 144A
Ser. 98-C1, Class B, 7s, 2033	3,385,000	3,394,817
Crown Castle Towers, LLC 144A Ser. 05-1A, Class D,
5.612s, 2035	2,903,000	2,843,352
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	1,239,000	1,344,340
Ser. 04-C2, Class A2, 5.416s, 2036	5,070,000	4,976,162
FRB Ser. 04-C3, Class A5, 5.113s, 2036	92, 000	88,499
Ser. 05-C4, Class A5, 5.104s, 2038	2,284,000	2,179,370
Ser. 04-C3, Class A3, 4.302s, 2036	196,000	189,443
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 6.319s, 2020	518,000	517,996
FRB Ser. 04-TF2A, Class J, 6.319s, 2016	313,000	312,756
FRB Ser. 05-TF2A, Class J, 6.269s, 2020	1,237,000	1,237,000
FRB Ser. 05-TFLA, Class H, 6.119s, 2020	319,000	318,998
FRB Ser. 04-TF2A, Class H, 6.069s, 2019	627,000	626,967
Ser. 01-CK1, Class AY, IO, 0.785s, 2035	67,907,000	1,907,232
Ser. 02-CP3, Class AX, IO, 0.416s, 2035	22,846,649	904,896
Ser. 03-C3, Class AX, IO, 0.436s, 2038	52,157,027	2,155,405
Ser. 05-C2, Class AX, IO, 0.080s, 2037	76,674,495	1,130,105
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	2,212,000	2,347,113
Ser. 99-CG2, Class B3, 6.1s, 2032	1,752,000	1,745,333
Ser. 99-CG2, Class B4, 6.1s, 2032	2,785,000	2,766,087
Ser. 98-CF2, Class B3, 6.04s, 2031	814,188	817,123
DLJ Mortgage Acceptance Corp. 144A Ser. 97-CF1,
Class A3, 7.76s, 2030	1,000,000	1,004,009
Fannie Mae
IFB Ser. 06-70, Class BS, 14.3s, 2036	491,000	569,532
Ser. 03-W6, Class PT1, 9.731s, 2042	309,538	328,767
Ser. 04-T3, Class PT1, 9.698s, 2044	746,859	843,578
Ser. 02-T12, Class A4, 9 1/2s, 2042	261,983	275,721
Ser. 02-T4, Class A4, 9 1/2s, 2041	1,540,119	1,619,250
Ser. 02-T6, Class A3, 9 1/2s, 2041	531,535	555,507
Ser. 06-20, Class IP, IO, 8s, 2030	1,163,722	246,593
IFB Ser. 05-37, Class SU, 7.66s, 2035	3,226,130	3,389,848

COLLATERALIZED MORTGAGE OBLIGATIONS (15.5%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-62, Class PS, 7.59s, 2036	$1,718,137	$1,812,769
Ser. 02-26, Class A2, 7 1/2s, 2048	2,457,630	2,552,505
Ser. 05-W3, Class 1A, 7 1/2s, 2045	3,052,360	3,190,110
Ser. 05-W1, Class 1A4, 7 1/2s, 2044	3,157,696	3,291,916
Ser. 04-W12, Class 1A4, 7 1/2s, 2044	760,272	792,709
Ser. 04-W14, Class 2A, 7 1/2s, 2044	354,853	369,842
Ser. 04-W8, Class 3A, 7 1/2s, 2044	3,615,216	3,771,433
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	1,989,307	2,074,305
Ser. 04-W2, Class 5A, 7 1/2s, 2044	4,828,451	5,034,698
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	75,173	78,355
Ser. 04-W9, Class 2A3, 7 1/2s, 2044	2,496,843	2,601,204
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	1,108,286	1,155,294
Ser. 03-W1, Class 2A, 7 1/2s, 2042	565,315	586,232
Ser. 03-W4, Class 4A, 7 1/2s, 2042	345,932	358,831
Ser. 02-T18, Class A4, 7 1/2s, 2042	273,905	284,777
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	1,334,397	1,387,373
Ser. 02-T16, Class A3, 7 1/2s, 2042	2,570,661	2,672,444
Ser. 02-T19, Class A3, 7 1/2s, 2042	1,539,527	1,600,773
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	2,882,191	2,996,937
Ser. 02-W6, Class 2A, 7 1/2s, 2042	2,528,070	2,623,635
Ser. 02-T12, Class A3, 7 1/2s, 2042	431,737	447,737
Ser. 02-W4, Class A5, 7 1/2s, 2042	5,339,447	5,542,423
Ser. 02-W1, Class 2A, 7 1/2s, 2042	2,647,366	2,737,702
Ser. 02-14, Class A2, 7 1/2s, 2042	874,627	907,534
Ser. 01-T10, Class A2, 7 1/2s, 2041	2,587,184	2,679,736
Ser. 02-T4, Class A3, 7 1/2s, 2041	489,294	506,926
Ser. 02-T6, Class A2, 7 1/2s, 2041	6,299,749	6,516,631
Ser. 01-T12, Class A2, 7 1/2s, 2041	2,405,398	2,491,337
Ser. 01-T8, Class A1, 7 1/2s, 2041	2,262,683	2,339,700
Ser. 01-T7, Class A1, 7 1/2s, 2041	6,399,138	6,612,606
Ser. 01-T3, Class A1, 7 1/2s, 2040	387,030	400,226
Ser. 01-T1, Class A1, 7 1/2s, 2040	866,705	897,670
Ser. 99-T2, Class A1, 7 1/2s, 2039	243,370	253,524
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	1,077,392	1,117,704
Ser. 02-T1, Class A3, 7 1/2s, 2031	689,757	715,363
Ser. 00-T6, Class A1, 7 1/2s, 2030	2,132,765	2,211,358
Ser. 01-T5, Class A3, 7 1/2s, 2030	47,405	49,084
Ser. 02-W7, Class A5, 7 1/2s, 2029	1,566,621	1,627,605
Ser. 01-T4, Class A1, 7 1/2s, 2028	4,904,705	5,121,837
Ser. 02-W3, Class A5, 7 1/2s, 2028	1,434,758	1,488,739
IFB Ser. 06-76, Class QB, 7 1/2s, 2036	1,825,000	1,912,507
IFB Ser. 06-48, Class TQ, 7.29s, 2036	3,114,761	3,193,759
IFB Ser. 06-60, Class TK, 7.06s, 2036	881,952	874,579
IFB Ser. 06-30, Class KN, 7.05s, 2036	2,325,543	2,239,044
Ser. 02-26, Class A1, 7s, 2048	1,486,909	1,524,477
Ser. 04-T3, Class 1A3, 7s, 2044	703,097	723,692
Ser. 03-W3, Class 1A2, 7s, 2042	713,674	732,952
Ser. 02-T16, Class A2, 7s, 2042	1,515,079	1,555,908
Ser. 02-14, Class A1, 7s, 2042	141,869	145,362

COLLATERALIZED MORTGAGE OBLIGATIONS (15.5%)* continued

	Principal amount	Value

Fannie Mae
Ser. 02-T4, Class A2, 7s, 2041	$898,155	$920,227
Ser. 01-W3, Class A, 7s, 2041	565,206	579,155
Ser. 04-W1, Class 2A2, 7s, 2033	7,697,548	7,920,667
IFB Ser. 06-63, Class SP, 6.99s, 2036	1,988,356	2,042,566
IFB Ser. 06-70, Class PK, 6.2s, 2036	1,500,000	1,491,753
IFB Ser. 05-74, Class SK, 5.321s, 2035	3,231,511	3,123,933
IFB Ser. 06-60, Class CS, 4.345s, 2036	860,016	770,572
IFB Ser. 05-74, Class CS, 5.211s, 2035	1,999,475	1,924,479
IFB Ser. 06-70, Class US, 5.115s, 2032	2,861,000	2,749,815
IFB Ser. 05-74, Class CP, 5.005s, 2035	1,753,248	1,695,568
IFB Ser. 05-76, Class SA, 5.005s, 2034	2,483,177	2,371,912
IFB Ser. 05-57, Class CD, 4.931s, 2035	1,582,453	1,531,154
IFB Ser. 06-8, Class PK, 4.86s, 2036	3,025,317	2,813,840
IFB Ser. 06-27, Class SP, 4.822s, 2036	2,143,000	2,054,820
IFB Ser. 06-11, Class PS, 4.822s, 2036	2,932,341	2,769,243
IFB Ser. 06-8, Class HP, 4.822s, 2036	2,702,886	2,575,607
IFB Ser. 06-8, Class WK, 4.822s, 2036	4,104,533	3,867,104
IFB Ser. 05-106, Class US, 4.822s, 2035	4,235,484	4,087,599
IFB Ser. 05-99, Class SA, 4.822s, 2035	2,089,404	1,997,446
IFB Ser. 05-114, Class SP, 4.771s, 2036	1,183,344	1,097,552
IFB Ser. 05-45, Class DA, 4.675s, 2035	3,282,602	3,120,708
IFB Ser. 05-74, Class DM, 4.638s, 2035	3,991,183	3,779,879
IFB Ser. 05-45, Class DC, 4.565s, 2035	2,560,394	2,423,511
IFB Ser. 06-46, Class SW, 4.455s, 2034	3,210,037	2,955,240
IFB Ser. 05-57, Class DC, 4.274s, 2034	2,849,062	2,738,288
IFB Ser. 05-45, Class PC, 4.095s, 2034	1,525,147	1,459,084
IFB Ser. 05-95, Class CP, 3.896s, 2035	331,438	313,523
IFB Ser. 05-95, Class OP, 3.722s, 2035	1,046,000	903,885
IFB Ser. 05-106, Class JC, 3.426s, 2035	771,362	657,162
IFB Ser. 05-93, Class AS, 3.412s, 2034	910,393	793,998
IFB Ser. 05-83, Class QP, 3.393s, 2034	669,522	592,696
IFB Ser. 02-89, Class S, IO, 2.815s, 2033	3,622,516	319,234
IFB Ser. 97-44, Class SN, IO, 2.93s, 2023	1,379,805	119,215
IFB Ser. 02-36, Class QH, IO, 2.665s, 2029	618,631	7,748
IFB Ser. 03-66, Class SA, IO, 2.265s, 2033	3,975,333	289,456
Ser. 03-W12, Class 2, IO, 2.234s, 2043	10,316,293	500,378
IFB Ser. 03-48, Class S, IO, 2.165s, 2033	1,740,226	125,079
IFB Ser. 02-92, Class SB, IO, 1.965s, 2030	1,309,854	78,531
IFB Ser. 05-56, Class TP, 1.995s, 2033	745,313	639,645
Ser. 03-W10, Class 1, IO, 1.956s, 2043	32,197,153	1,437,076
Ser. 03-W10, Class 3, IO, 1.929s, 2043	8,072,387	368,382
IFB Ser. 05-113, Class DI, IO, 1.845s, 2036	30,847,733	1,654,338
IFB Ser. 04-24, Class CS, IO, 1.765s, 2034	5,060,912	331,332
IFB Ser. 03-122, Class SA, IO, 1.715s, 2028	7,070,547	323,176
IFB Ser. 03-122, Class SJ, IO, 1.715s, 2028	7,522,810	352,034
IFB Ser. 04-65, Class ST, IO, 1.665s, 2034	5,455,953	283,028
IFB Ser. 04-51, Class S0, IO, 1.665s, 2034	983,700	47,648
IFB Ser. 04-60, Class SW, IO, 1.665s, 2034	9,511,031	604,921
IFB Ser. 05-65, Class KI, IO, 1.615s, 2035	20,380,507	1,095,735

COLLATERALIZED MORTGAGE OBLIGATIONS (15.5%)* continued

	Principal amount	Value

Fannie Mae
Ser. 03-W8, Class 12, IO, 1.638s, 2042	$32,477,559	$1,199,022
IFB Ser. 06-65, Class DS, IO, 1.265s, 2036	4,399,336	217,217
IFB Ser. 05-42, Class SA, IO, 1.415s, 2035	7,933,241	400,037
Ser. 03-W3, Class 2IO2, IO, 1.456s, 2042	512,732	448
IFB Ser. 05-73, Class SI, IO, 1.365s, 2035	1,962,786	96,428
IFB Ser. 05-17, Class ES, IO, 1.365s, 2035	4,065,415	238,301
IFB Ser. 05-17, Class SY, IO, 1.365s, 2035	1,878,287	109,629
IFB Ser. 05-82, Class SW, IO, 1.345s, 2035	7,293,911	302,868
IFB Ser. 05-82, Class SY, IO, 1.345s, 2035	9,281,272	420,757
IFB Ser. 05-45, Class SR, IO, 1.335s, 2035	12,743,775	591,580
IFB Ser. 05-47, Class SW, IO, 1.335s, 2035	10,372,901	420,994
IFB Ser. 05-95, Class CI, IO, 1.315s, 2035	4,403,152	237,264
IFB Ser. 05-84, Class SG, IO, 1.315s, 2035	7,683,830	406,667
IFB Ser. 05-87, Class SG, IO, 1.315s, 2035	9,683,822	443,660
IFB Ser. 05-89, Class S, IO, 1.315s, 2035	13,303,961	600,297
IFB Ser. 05-69, Class AS, IO, 1.315s, 2035	1,997,220	98,925
IFB Ser. 05-54, Class SA, IO, 1.315s, 2035	8,944,800	377,359
IFB Ser. 05-23, Class SG, IO, 1.315s, 2035	6,107,606	325,421
IFB Ser. 05-29, Class SX, IO, 1.315s, 2035	7,319,989	389,977
IFB Ser. 05-57, Class CI, IO, 1.315s, 2035	5,397,874	261,765
IFB Ser. 05-17, Class SA, IO, 1.315s, 2035	5,554,945	313,191
IFB Ser. 05-17, Class SE, IO, 1.315s, 2035	5,968,690	333,967
IFB Ser. 05-57, Class DI, IO, 1.315s, 2035	13,052,137	599,562
IFB Ser. 04-92, Class S, IO, 1.315s, 2034	6,208,360	312,361
IFB Ser. 05-104, Class SI, IO, 1.315s, 2033	10,061,928	519,246
IFB Ser. 05-83, Class QI, IO, 1.305s, 2035	1,109,129	66,996
IFB Ser. 06-61, Class SE, IO, 1.165s, 2036	7,439,331	249,887
IFB Ser. 05-92, Class SC, IO, 1.295s, 2035	10,316,046	535,969
IFB Ser. 05-73, Class SD, IO, 1.295s, 2035	4,959,359	285,549
IFB Ser. 06-20, Class PI, IO, 1.295s, 2030	9,991,649	350,925
IFB Ser. 05-83, Class SL, IO, 1.285s, 2035	20,180,776	923,193
IFB Ser. 06-20, Class IG, IO, 1.265s, 2036	25,795,862	1,079,101
IFB Ser. 06-8, Class NS, IO, 1.245s, 2036	12,427,695	627,760
Ser. 03-W6, Class 11, IO, 1.286s, 2035	2,757,367	5,661
IFB Ser. 06-44, Class IS, IO, 1.215s, 2036	4,946,105	234,940
IFB Ser. 06-45, Class SM, IO, 1.215s, 2036	6,258,806	287,517
IFB Ser. 06-42, Class IB, IO, 1.205s, 2036	5,162,080	207,309
IFB Ser. 06-20, Class IB, IO, 1.205s, 2036	11,055,500	443,990
IFB Ser. 05-95, Class OI, IO, 1.205s, 2035	623,372	37,419
IFB Ser. 06-53, Class US, IO, 1.195s, 2036	7,473,815	348,908
IFB Ser. 06-42, Class CI, IO, 1.165s, 2036	20,956,205	963,080
IFB Ser. 04-72, Class SB, IO, 1.115s, 2034	4,005,315	145,193
IFB Ser. 03-112, Class SA, IO, 1.115s, 2028	3,801,904	112,584
IFB Ser. 06-58, Class SI, IO, 1.155s, 2036	7,116,475	334,448
Ser. 03-W17, Class 12, IO, 1.156s, 2033	9,846,528	286,688
Ser. 03-T2, Class 2, IO, 0.830s, 2042	47,883,333	846,781
IFB Ser. 05-67, Class BS, IO, 0.765s, 2035	5,208,361	161,134
IFB Ser. 05-74, Class SE, IO, 0.715s, 2035	17,704,398	443,095
IFB Ser. 05-82, Class SI, IO, 0.715s, 2035	16,508,622	410,136

COLLATERALIZED MORTGAGE OBLIGATIONS (15.5%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-87, Class SE, IO, 0.665s, 2035	$38,787,216	$945,289
Ser. 03-W3, Class 2IO1, IO, 0.685s, 2042	4,247,558	65,879
Ser. 03-W6, Class 51, IO, 0.682s, 2042	13,694,523	256,713
IFB Ser. 05-58, Class IK, IO, 0.615s, 2035	4,317,620	165,540
IFB Ser. 04-54, Class SW, IO, 0.615s, 2033	2,341,303	55,270
Ser. 01-T12, Class IO, 0.0569s, 2041	28,544,903	319,980
Ser. 03-W2, Class 1, IO, 0.472s, 2042	25,832,199	240,213
Ser. 02-T4, IO, 0.45s, 2041	10,299,980	87,965
Ser. 03-W3, Class 1, IO, 0.439s, 2042	33,519,543	309,235
Ser. 02-T1, Class IO, IO, 0.428s, 2031	26,042,070	230,967
Ser. 03-W6, Class 3, IO, 0.365s, 2042	18,471,370	202,026
Ser. 03-W6, Class 23, IO, 0.352s, 2042	20,118,433	212,679
Ser. 01-79, Class BI, IO, 0.331s, 2045	5,261,586	34,884
Ser. 03-W4, Class 3A, IO, 0.328s, 2042	17,602,339	156,371
Ser. 03-W8, Class 11, IO, 0.03s, 2042	7,216,101	512
Ser. 03-W6, Class 21, IO, 0.004s, 2042	4,545,374	70
Ser. 05-113, Class DO, Principal Only (PO), zero %, 2036	4,741,048	3,728,161
Ser. 363, Class 1, PO, zero %, 2035	16,530,604	11,670,425
Ser. 361, Class 1, PO, zero %, 2035	9,370,174	7,121,958
Ser. 05-65, Class KO, PO, zero %, 2035	729,933	566,773
Ser. 04-38, Class AO, PO, zero %, 2034	4,876,207	3,456,012
Ser. 342, Class 1, PO, zero %, 2033	2,113,246	1,577,671
Ser. 02-82, Class TO, PO, zero %, 2032	1,402,745	1,069,812
Ser. 04-61, Class CO, PO, zero %, 2031	3,065,000	2,278,157
Ser. 05-38, PO, zero %, 2031	431,000	305,875
FRB Ser. 05-117, Class GF, zero %, 2036	945,255	890,312
FRB Ser. 05-65, Class ER, zero %, 2035	3,009,968	3,097,141
FRB Ser. 05-57, Class UL, zero %, 2035	3,131,839	3,264,944
FRB Ser. 05-36, Class QA, zero %, 2035	577,538	581,202
FRB Ser. 05-65, Class CU, zero %, 2034	425,077	600,638
FRB Ser. 05-81, Class DF, zero %, 2033	419,549	446,426
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	280,032	294,565
Ser. T-60, Class 1A3, 7 1/2s, 2044	5,405,409	5,635,009
Ser. T-59, Class 1A3, 7 1/2s, 2043	3,794,365	3,962,591
Ser. T-58, Class 4A, 7 1/2s, 2043	721,619	749,562
Ser. T-57, Class 1A3, 7 1/2s, 2043	4,051,851	4,210,440
Ser. T-51, Class 2A, 7 1/2s, 2042	764,896	792,432
Ser. T-42, Class A5, 7 1/2s, 2042	1,175,938	1,213,804
Ser. T-41, Class 3A, 7 1/2s, 2032	3,422,959	3,547,280
Ser. T-60, Class 1A2, 7s, 2044	5,222,966	5,373,586
Ser. T-41, Class 2A, 7s, 2032	132,530	135,697
Ser. T-56, Class A, IO, 0.621s, 2043	12,246,534	131,981
Ser. T-56, Class 3, IO, 0.358s, 2043	14,978,820	154,642
Ser. T-56, Class 1, IO, 0.279s, 2043	18,535,731	127,439
Ser. T-56, Class 2, IO, 0.039s, 2043	16,840,994	43,499
FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2,
7.77s, 2027	5,737,293	6,051,381

COLLATERALIZED MORTGAGE OBLIGATIONS (15.5%)* continued

	Principal amount	Value

First Union National Bank-Bank of America Commercial
Mortgage 144A Ser. 01-C1, Class 3, IO, 1.688s, 2033	$31,305,173	$1,926,759
First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	2,726,000	2,931,203
Ser. 97-C2, Class G, 7 1/2s, 2029	832,000	901,995
Ser. 97-C1, Class A3, 7.38s, 2029	1,396,839	1,399,187
First Union-Lehman Brothers-Bank of America 144A
Ser. 98-C2, Class G, 7s, 2035	3,410,000	3,571,941
Freddie Mac
IFB Ser. 2990, Class LB, 3.224s, 2034	3,129,690	2,732,118
IFB Ser. 3153, Class UK, 7.207s, 2036	718,645	755,570
Ser. 3114, Class BL, IO, 7 1/2s, 2030	482,716	93,759
IFB Ser. 3153, Class SX, 6.406s, 2036	1,012,947	1,024,502
IFB Ser. 2963, Class SV, 7 1/8s, 2034	904,000	905,095
IFB Ser. 3182, Class PS, 7 1/8s, 2032	2,651,000	2,767,920
IFB Ser. 3081, Class DC, 5.001s, 2035	1,670,136	1,552,047
IFB Ser. 3153, Class UT, 4.331s, 2036	584,538	528,355
IFB Ser. 3114, Class GK, 4.925s, 2036	1,052,509	982,549
IFB Ser. 2976, Class LC, 4.735s, 2035	1,255,029	1,173,034
IFB Ser. 2976, Class KL, 4.698s, 2035	2,958,553	2,757,130
IFB Ser. 2990, Class DP, 4.588s, 2034	2,591,661	2,435,302
IFB Ser. 2979, Class AS, 4.588s, 2034	746,592	701,096
IFB Ser. 3072, Class SA, 4.441s, 2035	639,143	573,456
IFB Ser. 3072, Class SM, 4.111s, 2035	1,029,771	910,502
IFB Ser. 3072, Class SB, 3.965s, 2035	972,081	854,444
IFB Ser. 3065, Class DC, 3.754s, 2035	2,511,193	2,190,875
IFB Ser. 3050, Class SA, 3.453s, 2034	1,779,335	1,548,446
IFB Ser. 2927, Class SI, IO, 3.131s, 2035	4,732,968	492,622
IFB Ser. 2990, Class WP, 3.177s, 2035	2,034,408	1,868,381
IFB Ser. 2538, Class SH, IO, 2.181s, 2032	704,010	45,350
IFB Ser. 2828, Class GI, IO, 2.131s, 2034	5,207,022	466,097
IFB Ser. 2869, Class SH, IO, 1.931s, 2034	2,701,463	148,958
IFB Ser. 2869, Class JS, IO, 1.881s, 2034	12,880,106	696,588
IFB Ser. 2882, Class SL, IO, 1.831s, 2034	2,715,002	184,073
IFB Ser. 2815, Class PT, IO, 1.681s, 2032	5,119,253	299,874
IFB Ser. 2828, Class TI, IO, 1.681s, 2030	2,444,205	136,723
IFB Ser. 3033, Class SF, IO, 1.431s, 2035	3,676,108	130,961
IFB Ser. 3028, Class ES, IO, 1.381s, 2035	12,719,567	773,617
IFB Ser. 2922, Class SE, IO, 1.381s, 2035	7,055,370	306,468
IFB Ser. 3045, Class DI, IO, 1.361s, 2035	23,787,513	942,409
IFB Ser. 3136, Class NS, IO, 1.331s, 2036	6,725,485	348,715
IFB Ser. 3118, Class SD, IO, 1.331s, 2036	11,994,058	457,273
IFB Ser. 3054, Class CS, IO, 1.331s, 2035	2,787,749	119,352
IFB Ser. 3107, Class DC, IO, 1.331s, 2035	11,952,485	721,668
IFB Ser. 3129, Class SP, IO, 1.331s, 2035	4,894,593	218,730
IFB Ser. 3066, Class SI, IO, 1.331s, 2035	8,196,587	479,475
IFB Ser. 2924, Class SA, IO, 1.331s, 2035	10,020,122	407,067
IFB Ser. 2927, Class ES, IO, 1.331s, 2035	3,818,335	164,588
IFB Ser. 2950, Class SM, IO, 1.331s, 2016	5,280,012	261,526

COLLATERALIZED MORTGAGE OBLIGATIONS (15.5%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3031, Class BI, IO, 1.321s, 2035	$2,370,905	$147,900
IFB Ser. 3067, Class SI, IO, 1.281s, 2035	9,535,635	579,332
IFB Ser. 2986, Class WS, IO, 1.281s, 2035	2,952,907	87,336
IFB Ser. 2962, Class BS, IO, 1.281s, 2035	15,568,926	697,798
IFB Ser. 3114, Class TS, IO, 1.281s, 2030	18,036,761	735,657
IFB Ser. 3114, Class BI, IO, 1.281s, 2030	7,106,650	269,004
IFB Ser. 3174, Class BS, IO, 1.151s, 2036	4,952,532	184,700
IFB Ser. 3128, Class JI, IO, 1.261s, 2036	7,514,035	406,584
IFB Ser. 2990, Class LI, IO, 1.261s, 2034	4,606,282	259,734
IFB Ser. 3065, Class DI, IO, 1.251s, 2035	1,827,181	104,908
IFB Ser. 3145, Class GI, IO, 1.231s, 2036	6,065,339	348,070
IFB Ser. 3114, Class GI, IO, 1.231s, 2036	2,558,253	148,695
IFB Ser. 3081, Class DI, IO, 1.111s, 2035	2,238,306	104,623
IFB Ser. 2988, Class AS, IO, 0.831s, 2035	1,452,103	41,423
IFB Ser. 3016, Class SP, IO, 0.741s, 2035	2,392,063	65,035
IFB Ser. 3016, Class SQ, IO, 0.741s, 2035	5,453,683	156,793
IFB Ser. 2937, Class SY, IO, 0.731s, 2035	2,272,046	59,641
IFB Ser. 2957, Class SW, IO, 0.631s, 2035	12,509,778	318,608
IFB Ser. 2815, Class S, IO, 0.631s, 2032	5,518,802	132,783
Ser. 236, PO, zero %, 2036	9,434,350	7,035,829
Ser. 3045, Class DO, PO, zero %, 2035	1,876,394	1,432,231
Ser. 231, PO, zero %, 2035	79,860,797	57,024,677
Ser. 228, PO, zero %, 2035	18,773,499	13,971,920
FRB Ser. 3022, Class TC, zero %, 2035	448,281	519,095
FRB Ser. 3003, Class XF, zero %, 2035	2,768,654	2,923,092
FRB Ser. 2986, Class XT, zero %, 2035	271,476	294,296
FRB Ser. 2958, Class FL, zero %, 2035	1,154,406	1,067,415
FRB Ser. 3046, Class WF, zero %, 2035	648,297	644,632
FRB Ser. 3054, Class XF, zero %, 2034	274,154	282,978
GE Capital Commercial Mortgage Corp. Ser. 04-C2,
Class A4, 4.893s, 2040	6,296,000	5,959,676
GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.062s, 2043	88,501,797	738,677
Ser. 05-C3, Class XC, IO, 0.035s, 2045	232,044,079	1,205,469
General Growth Properties-Mall Properties Trust 144A
FRB Ser. 01-C1A, Class D3, 7.619s, 2014	1,557,210	1,558,670
GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 7.836s, 2036	592,000	629,989
Ser. 04-C2, Class A4, 5.301s, 2038	10,233,000	9,975,139
Ser. 03-C2, Class A2, 5.287s, 2040	6,249,000	6,191,709
Ser. 97-C1, Class X, IO, 1.501s, 2029	13,758,153	422,863
Ser. 05-C1, Class X1, IO, 0.1106s, 2043	99,281,000	1,776,236
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	1,614,303	1,611,806
Ser. 06-C1, Class XC, IO, 0.032s, 2045	128,536,757	868,651
Government National Mortgage Association
IFB Ser. 06-34, Class SA, 7.56s, 2036	426,000	419,354
IFB Ser. 05-7, Class JM, 4.868s, 2034	3,281,991	3,143,397
IFB Ser. 05-66, Class SP, 2.938s, 2035	1,506,783	1,304,228

COLLATERALIZED MORTGAGE OBLIGATIONS (15.5%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 04-86, Class SW, IO, 1.372s, 2034	$6,149,041	$300,014
IFB Ser. 06-26, Class S, IO, 1.122s, 2036	19,591,539	844,355
IFB Ser. 05-65, Class SI, IO, 0.972s, 2035	6,205,214	226,192
IFB Ser. 05-68, Class SI, IO, 0.922s, 2035	20,784,791	824,479
IFB Ser. 06-14, Class S, IO, 0.872s, 2036	5,730,130	191,176
IFB Ser. 05-51, Class SJ, IO, 0.822s, 2035	6,166,565	227,833
IFB Ser. 05-68, Class S, IO, 0.822s, 2035	12,161,282	436,313
IFB Ser. 05-28, Class SA, IO, 0.822s, 2035	15,242,672	466,412
Ser. 98-2, Class EA, PO, zero %, 2028	141,763	107,613
Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class XC, IO, 0.037s, 2037	184,999,693	816,600
Greenwich Capital Commercial Funding Corp. 144A
Ser. 05-GG3, Class XC, IO, 0.070s, 2042	127,160,297	2,066,355
GS Mortgage Securities Corp. II
Ser. 04-GG2, Class A6, 5.396s, 2038	3,745,000	3,670,991
Ser. 05-GG4, Class A4, 4.761s, 2039	197,000	184,057
Ser. 05-GG4, Class A4B, 4.732s, 2039	835,000	779,316
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L, 8.619s, 2015	565,000	568,178
Ser. 98-C1, Class F, 6s, 2030	1,286,000	1,276,545
Ser. 03-C1, Class X1, IO, 0.266s, 2040	29,267,099	530,227
Ser. 04-C1, Class X1, IO, 0.107s, 2028	36,475,874	300,641
Ser. 05-GG4, Class XC, IO, 0.104s, 2039	108,337,614	2,073,650
Ser. 06-GG6, Class XC, IO, 0.033s, 2038	53,006,138	180,138
JP Morgan Commercial Mortgage Finance Corp.
Ser. 97-C5, Class F, 7.561s, 2029	911,000	986,953
JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-CB14, Class A4, 5.481s, 2044	8,500,000	8,351,505
Ser. 06-CB14, Class AM, 5.446s, 2044	5,502,000	5,409,981
Ser. 06-LDP7, Class X, IO, 0.009s, 2045	229,929,735	197,597
FRB Ser. 04-PNC1, Class A4, 5.374s, 2041	75,000	73,826
Ser. 05-CB11, Class A4, 5.335s, 2037	6,441,000	6,481,256
Ser. 05-CB12, Class A4, 4.895s, 2037	198,000	186,790
Ser. 04-C3, Class A5, 4.878s, 2042	189,000	178,340
Ser. 05-LDP2, Class AM, 4.78s, 2042	1,990,000	1,857,276
JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 04-FL1A, Class X1A, IO, 1.968s, 2019	2,387,941	7,889
Ser. 03-ML1A, Class X1, IO, 0.329s, 2039	49,549,881	1,811,668
Ser. 05-LDP1, Class X1, IO, 0.053s, 2046	37,862,990	354,966
Ser. 05-CB12, Class X1, IO, 0.054s, 2037	55,941,498	596,563
Ser. 05-LDP2, Class X1, IO, 0.078s, 2042	169,601,608	2,795,777
Ser. 05-LDP4, Class X1, IO, 0.042s, 2042	111,645,322	1,037,953
Ser. 06-LDP6, Class X1, IO, 0.036s, 2043	68,771,084	368,033
Ser. 05-LDP3, Class X1, IO, 0.036s, 2042	82,656,323	619,922
Ser. 05-LDP5, Class X1, IO, 0.034s, 2044	347,243,691	1,627,705
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	715,303	716,545
Ser. 99-C1, Class G, 6.41s, 2031	765,731	706,539

COLLATERALIZED MORTGAGE OBLIGATIONS (15.5%)* continued

	Principal amount	Value

LB Commercial Conduit Mortgage Trust 144A
Ser. 98-C4, Class G, 5.6s, 2035	$634,000	$617,093
Ser. 98-C4, Class H, 5.6s, 2035	1,074,000	1,017,657
LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	67,000	69,018
Ser. 05-C7, Class AM, 5.263s, 2040	1,044,000	1,005,969
Ser. 04-C7, Class A6, 4.786s, 2029	1,733,000	1,629,397
LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.113s, 2040	134,873,429	1,423,479
Ser. 05-C3, Class XCL, IO, 0.128s, 2040	67,567,809	1,439,422
Ser. 05-C5, Class XCL, IO, 0.083s, 2020	70,301,565	1,000,858
Ser. 05-C7, Class XCL, IO, 0.073s, 2040	84,278,331	785,719
Ser. 06-C1, Class XCL, IO, 0.062s, 2041	67,131,778	726,269
Lehman Brothers Floating Rate Commercial Mortgage Trust 144A
FRB Ser. 03-LLFA, Class L, 9.109s, 2014	1,704,000	1,705,753
FRB Ser. 04-LLFA, Class H, 6.319s, 2017	733,000	735,978
FRB Ser. 05-LLFA, 6.169s, 2018	423,000	423,000
Lehman Mortgage Trust
IFB Ser. 06-3, Class 1A7, IO, 0.015s, 2036	1,308,718	5,112
IFB Ser. 06-4, Class 1A3, IO, 0.05s, 2036	2,022,000	12,953
Merrill Lynch Mortgage Investors, Inc. Ser. 98-C3,
Class E, 6.94s, 2030	644,000	677,385
Merrill Lynch Mortgage Trust
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	193,000	182,122
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	187,000	174,754
Ser. 05-MCP1, Class XC, IO, 0.047s, 2043	71,860,990	954,404
Merrill Lynch Mortgage Trust 144A Ser. 05-LC1,
Class X, IO, 0.067s, 2044	37,910,165	368,736
Merrill Lynch/Countrywide Commercial Mortgage Trust
144A Ser. 06-1, Class X, IO, 0.039s, 2039	30,420,000	175,866
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 7.847s, 2037	3,199,864	1,162,576
Ser. 04-C2, Class X, IO, 2.593s, 2040	2,522,174	842,761
Ser. 05-C3, Class X, IO, 2.279s, 2044	2,887,851	924,564
Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.639s, 2043	10,637,157	692,479
Ser. 05-HQ6, Class X1, IO, 0.044s, 2042	76,956,910	811,665
Morgan Stanley Capital I
Ser. 05-HQ6, Class A4A, 4.989s, 2042	3,963,000	3,763,681
Ser. 04-HQ4, Class A7, 4.97s, 2040	2,047,000	1,951,437
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	482,000	491,072
Ser. 04-RR, Class F5, 6s, 2039	1,000,000	840,586
Ser. 04-RR, Class F6, 6s, 2039	1,700,000	1,379,418
Ser. 05-HQ5, Class X1, IO, 0.076s, 2042	52,452,334	407,712
Morgan Stanley Dean Witter Capital I Ser. 00-LIF2,
Class A1, 6.96s, 2033	304,850	308,173
Mortgage Capital Funding, Inc. FRB Ser. 98-MC2,
Class E, 7.095s, 2030	1,020,000	1,041,425
Permanent Financing PLC FRB Ser. 8, Class 2C, 5.7s,
2042 (United Kingdom)	2,054,000	2,053,462

COLLATERALIZED MORTGAGE OBLIGATIONS (15.5%)* continued

	Principal amount	Value

PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	$3,870,000	$3,980,130
Ser. 00-C1, Class J, 6 5/8s, 2010	456,000	426,027
Ser. 00-C2, Class J, 6.22s, 2033	998,000	1,002,579
Provident Funding Mortgage Loan Trust FRB Ser. 05-2,
Class 1A1A, 4.405s, 2035	3,402,555	3,352,580
Pure Mortgages 144A
FRB Ser. 04-1A, Class F, 8.714s, 2034 (Ireland)	2,645,000	2,660,473
Ser. 04-1A, Class E, 6.464s, 2034 (Ireland)	1,041,000	1,041,260
Salomon Brothers Mortgage Securities VII 144A
Ser. 03-CDCA, Class X3CD, IO, 1.43s, 2015	3,824,595	10,992
SBA CMBS Trust 144A Ser. 05-1A, Class D, 6.219s, 2035	600,000	592,114
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018 (Cayman Islands)	757,000	656,077
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)	513,000	425,790
Ser. 04-1A, Class L, 5s, 2018 (Cayman Islands)	337,000	290,834
Wachovia Bank Commercial Mortgage Trust
Ser. 06-C23, Class A4, 5.418s, 2045	24,362,000	23,831,152
Ser. 05-C17, Class A4, 5.083s, 2042	7,065,000	6,763,890
Ser. 04-C15, Class A4, 4.803s, 2041	3,055,000	2,865,306
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 8.669s, 2018	771,000	764,570
Ser. 03-C3, Class IOI, IO, 0.339s, 2035	17,938,943	554,874
Ser. 06-C23, Class XC, IO, 0.045s, 2045	91,005,191	558,772
Ser. 06-C26, Class XC, IO, 0.038s, 2045	35,137,681	130,712
Washington Mutual Asset Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036	222,000	209,391
Washington Mutual Multi-Fam., Mtge. 144A Ser. 01-1,
Class B5, 7.198s, 2031 (Cayman Islands)	1,305,000	1,349,010

Total collateralized mortgage obligations (cost $730,523,515)		$702,008,666

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (14.3%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association
Pass-Through Certificates
7s, with due dates from August 15, 2029 to
October 15, 2031	$318,924	$331,535

U.S. Government Agency Mortgage Obligations (14.3%)
Federal Home Loan Mortgage Corporation
8 3/4s, with due dates from May 1, 2009 to June 1, 2009	132,814	135,568
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from October 1, 2031 to March 1, 2035	58,504	58,410
5 1/2s, with due dates from June 1, 2035 to June 1, 2035	2,583,681	2,518,241
5 1/2s, July 1, 2016	491,318	486,942

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (14.3%)* continued

	Principal amount	Value

U.S. Government Agency Mortgage Obligations continued
Federal National Mortgage Association
Pass-Through Certificates
11s, with due dates from October 1, 2015 to March 1, 2016	$8,912	$9,625
9s, with due dates from January 1, 2027 to July 1, 2032	237,557	256,256
8 3/4s, July 1, 2009	3,905	3,999
8s, with due dates from August 1, 2026 to July 1, 2033	1,137,633	1,171,830
7 1/2s, with due dates from October 1, 2025 to July 1, 2033	725,857	751,562
7s, with due dates from February 1, 2033 to January 1, 2036	6,604,521	6,776,826
7s, with due dates from November 1, 2007 to February 1, 2017	1,221,178	1,244,363
6 1/2s, with due dates from February 1, 2033
to December 1, 2034	6,268,792	6,356,071
6 1/2s, with due dates from July 1, 2010 to May 1, 2011	273,160	277,212
6s, with due dates from May 1, 2035 to June 1, 2036	15,645,497	15,550,755
6s, with due dates from December 1, 2013 to May 1, 2017	196,313	198,104
6s, TBA, August 1, 2036	13,500,000	13,412,461
5 1/2s, with due dates from August 1, 2021 to April 1, 2036	13,917,774	13,523,661
5 1/2s, with due dates from April 1, 2009 to January 1, 2021	161,064	159,365
5 1/2s, TBA, August 1, 2036	394,450,000	383,047,949
5s, with due dates from July 1, 2035 to May 1, 2036	20,710,271	19,607,063
5s, with due dates from April 1, 2020 to March 1, 2021	381,514	371,140
5s, TBA, August 1, 2021	91,000,000	88,405,080
4 1/2s, with due dates from April 1, 2020 to January 1, 2021	1,050,848	1,005,489
4 1/2s, TBA, September 1, 2021	38,100,000	36,346,806
4 1/2s, TBA, August 1, 2021	56,000,000	53,475,626
4s, with due dates from May 1, 2019 to August 1, 2020	902,914	842,102
		645,992,506

Total U.S. government and agency mortgage obligations (cost $640,824,891)		$646,324,041

U.S. TREASURY OBLIGATIONS (0.7%)* (cost $33,199,875)

	Principal amount	Value

U.S. Treasury Notes 3 7/8s, May 15, 2010	$34,000,000	$32,799,375

ASSET-BACKED SECURITIES (7.2%)*

	Principal amount	Value

Aames Mortgage Investment Trust FRB Ser. 04-1,
Class 2A1, 5.725s, 2034	$816,326	$817,006
ABSC NIMS Trust 144A Ser. 05-HE2, Class A1, 4 1/2s,
2035 (Cayman Islands)	724,674	710,398
Advanta Business Card Master Trust FRB Ser. 04-C1,
Class C, 6.428s, 2013	210,000	212,604
Advanta Mortgage Loan Trust Ser. 00-1, Class A4,
8.61s, 2028	31,892	31,751
Aegis Asset Backed Securities Trust 144A
Ser. 04-5N, Class Note, 5s, 2034	125,119	124,063
Ser. 04-6N, Class Note, 4 3/4s, 2035	191,552	189,607

ASSET-BACKED SECURITIES (7.2%)* continued

	Principal amount	Value

AFC Home Equity Loan Trust Ser. 99-2, Class 1A,
5.795s, 2029	$3,188,192	$3,201,020
American Express Credit Account Master Trust 144A
Ser. 04-C, Class C, 5.869s, 2012	5,296,340	5,297,166
American Home Mortgage Investment Trust
FRB Ser. 04-3, Class 3A, 3.71s, 2034	1,521,062	1,510,187
FRB Ser. 04-3, Class 2A, 3.59s, 2034	1,674,391	1,659,413
Americredit Automobile Receivables Trust 144A
Ser. 05-1, Class E, 5.82s, 2012	667,357	666,589
Ameriquest Mortgage Securities, Inc. FRB Ser. 06-R1,
Class M10, 7.885s, 2036	902,000	792,008
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,283,000	1,316,200
Ser. 04-1A, Class E, 6.42s, 2039	1,112,000	1,081,194
Asset Backed Funding Corp. NIM Trust 144A FRB
Ser. 05-OPT1, Class B1, 7.885s, 2035	407,000	323,276
Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 04-HE9, Class A2, 5.755s, 2034	386,898	387,393
FRB Ser. 05-HE1, Class A3, 5.675s, 2035	600,530	601,084
Asset Backed Securities Corp. Home Equity Loan Trust
144A FRB Ser. 06-HE2, Class M11, 7.885s, 2036	242,000	196,764
Aviation Capital Group Trust 144A FRB Ser. 03-2A,
Class G1, 6.078s, 2033	952,499	953,913
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.492s, 2034	14,646,657	75,763
Ser. 05-E, Class 2, IO, 0.306s, 2035	34,569,000	240,935
Bank One Issuance Trust FRB Ser. 03-C4, Class C4, 6.399s, 2011	210,000	213,129
Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	420,000	411,697
Bayview Financial Acquisition Trust
FRB Ser. 03-G, Class A1, 6s, 2039	4,813,000	4,817,252
Ser. 04-B, Class A1, 5.9s, 2039	4,211,489	4,211,472
FRB Ser. 03-F, Class A, 5.9s, 2043	1,816,680	1,821,222
FRB Ser. 04-D, Class A, 5.79s, 2044	2,427,395	2,429,221
Ser. 04-D, Class A, IO, 3.938s, 2007	11,483,122	287,963
Ser. 05-B, Class A, IO, 3.444s, 2039	9,294,923	296,712
Bayview Financial Acquisition Trust 144A FRN
Ser. 04-B, Class M2, 7.3s, 2039	200,000	203,661
Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 6.735s, 2038	1,148,249	1,160,765
FRB Ser. 03-SSRA, Class A, 6.085s, 2038	968,466	974,180
FRB Ser. 04-SSRA, Class A1, 5.985s, 2039	1,267,273	1,271,202
Bear Stearns Adjustable Rate Mortgage Trust
Ser. 04-1, Class 11A1, 3.617s, 2034	3,779,687	3,767,765
Bear Stearns Alternate Trust
Ser. 04-9, Class 1A1, 4.947s, 2034	717,313	713,137
Ser. 05-5, Class 21A1, 4.741s, 2035	3,922,853	3,881,480
Bear Stearns Asset Backed Securities NIM Trust 144A
Ser. 04-HE10, Class A2, 5s, 2034 (Cayman Islands)	245,000	242,856
Ser. 04-HE8N, Class A1, 5s, 2034	2,783	2,781
Ser. 04-HE10, Class A1, 4 1/4s, 2034 (Cayman Islands)	48,639	48,335

ASSET-BACKED SECURITIES (7.2%)* continued

	Principal amount	Value

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 06-EC1, Class M9, 7.385s, 2035	$698,000	$573,014
FRB Ser. 06-PC1, Class M9, 7.135s, 2035	414,000	337,539
FRB Ser. 03-3, Class A2, 5.975s, 2043	2,229,000	2,234,224
FRB Ser. 03-1, Class A1, 5.885s, 2042	535,490	535,487
FRB Ser. 05-3, Class A1, 5.835s, 2035	1,135,132	1,135,132
Bear Stearns Asset Backed Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 7.635s, 2036	251,000	227,312
Broadhollow Funding, LLC 144A FRB Ser. 04-A,
Class Sub, 6.57s, 2009	1,610,000	1,628,676
Capital Auto Receivables Asset Trust 144A
Ser. 06-1, Class D, 7.16s, 2013	500,000	496,523
Ser. 05-1, Class D, 6 1/2s, 2011	1,442,000	1,414,512
Capital One Multi-Asset Execution Trust FRB
Ser. 02-C1, Class C1, 8.119s, 2010	570,000	585,230
CARMAX Auto Owner Trust Ser. 04-2, Class D, 3.67s, 2011	276,303	271,200
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B4, 10.869s, 2011 (Cayman Islands)	694,723	725,496
FRB Ser. 04-AA, Class B3, 8.719s, 2011 (Cayman Islands)	90,645	92,658
CDO Repackaging Trust Series 144A FRB Ser. 03-2,
Class A, 9.516s, 2008	3,105,000	3,299,063
Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 6.449s, 2010	1,730,000	1,759,085
Chase Funding Net Interest Margin 144A Ser. 04-OPT1,
Class Note, 4.458s, 2034	203,539	200,836
CHEC NIM Ltd., 144A
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)	129,459	128,877
Ser. 04-2, Class N3, 8s, 2034 (Cayman Islands)	169,000	160,625
Citibank Credit Card Issuance Trust FRB Ser. 01-C1,
Class C1, 6.587s, 2010	1,060,000	1,073,126
Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 06-WMC1, Class M10, 8.885s, 2035	201,000	180,154
Conseco Finance Securitizations Corp.
Ser. 02-1, Class M2, 9.546s, 2033	2,974,000	1,605,960
Ser. 01-4, Class B1, 9.4s, 2033	2,737	14
Ser. 02-2, Class A, IO, 8 1/2s, 2033	7,141,130	1,584,010
Ser. 00-4, Class A6, 8.31s, 2032	8,597,000	7,308,989
Ser. 00-5, Class A6, 7.96s, 2032	3,727,000	3,165,885
Ser. 00-5, Class A4, 7.47s, 2032	173,214	173,328
Ser. 01-4, Class A4, 7.36s, 2033	6,025,000	5,816,288
Ser. 01-1, Class A5, 6.99s, 2032	2,692,000	2,451,622
Ser. 01-3, Class A4, 6.91s, 2033	8,065,000	7,589,746
Ser. 02-1, Class A, 6.681s, 2033	7,873,163	7,914,803
Ser. 01-1, Class A4, 6.21s, 2032	1,527,981	1,528,844
Consumer Credit Reference IDX Securities 144A FRB
Ser. 02-1A, Class A, 7.437s, 2007	3,061,000	3,110,741
Countrywide Asset Backed Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035	141,595	140,944
Ser. 04-BC1N, Class Note, 5 1/2s, 2035	113,947	111,840
Ser. 04-14N, 5s, 2036	140,855	139,376

ASSET-BACKED SECURITIES (7.2%)* continued

	Principal amount	Value

Countrywide Home Loans
FRB Ser. 05-22, Class 2A1, 5.304s, 2035	$3,440,311	$3,404,833
Ser. 06-0A5, Class X, IO, 1.779s, 2046	13,555,970	665,598
Ser. 05-2, Class 2X, IO, 0.187s, 2035	20,546,569	468,719
Ser. 05-9, Class 1X, IO, 1.166s, 2035	18,928,486	442,927
Countrywide Home Loans 144A
Ser. 05-R2, Class 2A3, 8s, 2035	1,439,726	1,503,164
IFB Ser. 05-R1, Class 1AS, IO, 0.808s, 2035 (SN)	10,186,907	203,738
IFB Ser. 06-R1, Class AS, IO, 0.751s, 2036 (SN)	20,114,099	528,618
IFB Ser. 05-R3, Class AS, IO, 0.710s, 2035 (SN)	6,982,233	159,957
IFB Ser. 05-R2, Class 1AS, IO, 0.419s, 2035 (SN)	9,476,721	269,374
Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s, 2038
(Cayman Islands)	1,617,000	1,593,440
CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034	587,550	581,675
DB Master Finance, LLC 144A Ser. 06-1, Class M1,
8.285s, 2031	373,000	378,134
Fieldstone Mortgage Investment Corp. FRB Ser. 05-1,
Class M3, 5.925s, 2035	700,000	701,354
Finance America NIM Trust 144A Ser. 04-1, Class A,
5 1/4s, 2034	78,556	7,856
First Chicago Lennar Trust 144A Ser. 97-CHL1,
Class D, 7.636s, 2039	1,333,344	1,327,843
First Franklin Mortgage Loan NIM Trust 144A
Ser. 04-FF7A, Class A, 5s, 2034 (Cayman Islands)	46,411	46,340
First Horizon Mortgage Pass-Through Trust
Ser. 05-AR2, Class 1A1, 4.829s, 2035	2,538,849	2,511,905
First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023	553,819	554,165
Ford Credit Auto Owner Trust Ser. 04-A, Class C,
4.19s, 2009	650,000	630,945
Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2,
6.288s, 2038 (Cayman Islands)	616,000	621,606
Foxe Basin, Ltd. 144A FRB Ser. 03-1A, Class A1,
5.829s, 2015 (Cayman Islands)	2,000,000	2,003,600
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034	209,509	195,633
Ser. 04-D, Class N2, 7 1/2s, 2034 (Cayman Islands)	41,667	41,667
Ser. 04-D, Class N1, 4 1/2s, 2034 (Cayman Islands)	45,149	45,061
Ser. 04-3, Class A, 4 1/2s, 2034	123,913	123,223
G-Force CDO, Ltd. 144A Ser. 03-1A, Class E, 6.58s,
2038 (Cayman Islands)	939,000	920,954
G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 7.385s,
2037 (Cayman Islands)	308,000	319,571
GE Capital Credit Card Master Note Trust FRB
Ser. 04-2, Class C, 5.849s, 2010	1,903,750	1,905,624
GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 6.685s, 2019	1,680,000	1,679,983
Ser. 04-1A, Class B, 6.235s, 2018	179,608	181,079
Gears Auto Owner Trust Ser. 05-AA, Class E1, 8.22s, 2012	1,962,000	1,934,052

ASSET-BACKED SECURITIES (7.2%)* continued

	Principal amount	Value

GEBL 144A
Ser. 04-2, Class D, 8.119s, 2032	$724,647	$724,647
Ser. 04-2, Class C, 6.219s, 2032	271,522	271,521
GMAC Mortgage Corp. Loan Trust Ser. 04-HE5, Class A,
IO, 6s, 2007	4,879,050	187,843
Granite Mortgages PLC
FRB Ser. 01-1, Class 1C, 6.9s, 2041 (United Kingdom)	2,024,000	2,046,375
FRB Ser. 02-1, Class 1C, 6.8s, 2042 (United Kingdom)	1,186,839	1,192,329
FRB Ser. 02-2, Class 1C, 6.33s, 2043 (United Kingdom)	650,000	655,282
Green Tree Financial Corp.
Ser. 99-5, Class A5, 7.86s, 2030	16,750,000	14,609,330
Ser. 97-4, Class A7, 7.36s, 2029	683,246	687,517
Ser. 95-8, Class B1, 7.3s, 2026	362,579	287,749
Ser. 97-7, Class A8, 6.86s, 2029	501,576	503,457
Ser. 99-3, Class A6, 6 1/2s, 2031	1,137,000	1,124,948
Ser. 99-3, Class A5, 6.16s, 2031	99,051	99,670
Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031	3,749,614	3,420,124
Greenpoint Mortgage Funding Trust Ser. 05-AR1,
Class X1, IO, 0.195s, 2045	12,671,234	348,459
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011	1,156,849	1,151,858
GSAMP Trust 144A
Ser. 05-NC1, Class N, 5s, 2035	202,290	201,845
Ser. 04-NIM2, Class N, 4 7/8s, 2034	376,816	375,195
Ser. 04-NIM1, Class N2, zero %, 2034	579,178	426,564
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	382,786	405,364
Ser. 05-RP3, Class 1A3, 8s, 2035	1,123,633	1,178,556
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	1,013,776	1,050,510
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	1,373,363	1,440,673
Ser. 05-RP1, Class 1A3, 8s, 2035	166,960	175,089
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	1,562,487	1,618,905
IFB Ser. 05-RP1, Class 1AS, IO, 0.906s, 2035 (SN)	7,286,978	193,479
IFB Ser. 04-4, Class 1AS, IO, 0.767s, 2034 (SN)	16,241,872	334,583
IFB Ser. 06-RP1, Class 1AS, IO, 0.504s, 2036 (SN)	19,747,644	404,951
GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1, 4.859s, 2035	2,185,357	2,144,352
FRB Ser. 04-12, Class 2A2, 3.554s, 2034	1,262,259	1,241,242
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 6.935s, 2030 (Cayman Islands)	1,141,000	1,144,195
FRB Ser. 05-1A, Class D, 6.915s, 2030 (Cayman Islands)	2,225,000	2,225,000
HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s, 2035	937,122	905,447
High Income Trust Securities 144A FRB Ser. 03-1A,
Class A, 5.66s, 2036 (Cayman Islands)	2,232,185	2,134,527
Holmes Financing PLC FRB Ser. 8, Class 2C, 6.227s,
2040 (United Kingdom)	746,000	747,641
Home Equity Asset Trust 144A Ser. 04-4N, Class A, 5s, 2034	45,952	45,377
Hyundai Auto Receivables Trust Ser. 04-A, Class D, 4.1s, 2011	429,000	420,832

ASSET-BACKED SECURITIES (7.2%)* continued

	Principal amount	Value

JPMorgan Mortgage Acquisition Corp. FRB
Ser. 05-OPT2, Class M11, 7.635s, 2035	$645,000	$546,194
Lehman Manufactured Housing Ser. 98-1, Class 1, IO,
0.809s, 2028	21,710,232	413,681
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 8.4s, 2036 (Cayman Islands)	2,585,000	2,794,121
FRB Ser. 02-1A, Class FFL, 8.15s, 2037 (Cayman Islands)	5,220,000	5,220,000
Long Beach Asset Holdings Corp. NIM Trust 144A
Ser. 05-1, Class N1, 4.115s, 2035	55,177	54,763
Long Beach Mortgage Loan Trust
Ser. 04-3, Class S1, IO, 4 1/2s, 2006	11,796,132	250,668
Ser. 04-3, Class S2, IO, 4 1/2s, 2006	5,898,104	125,335
Long Beach Mortgage Loan Trust 144A FRB Ser. 06-WL3,
Class B1, 7.885s, 2036	953,000	788,952
Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 8.635s, 2032	4,059,503	2,841,652
Ser. 02-A IO, 0.3s, 2032	160,939,715	1,760,278
Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	145,120	143,346
FRB Ser. 02-1A, Class A1, 6.078s, 2024	1,366,031	1,377,603
Ser. 04-2A, Class D, 5.389s, 2026	129,419	123,985
Ser. 04-2A, Class C, 4.741s, 2026	119,066	113,689
MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 4.645s, 2034	815,781	817,844
Ser. 04-13, Class 3A6, 3.786s, 2034	2,253,000	2,144,296
Ser. 06-OA1, Class X, IO, 2.268s, 2046	6,666,169	335,308
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	2,908,078	64,850
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	7,735,505	21,659
MASTR Asset Backed Securities NIM Trust 144A
Ser. 04-CI5, Class N2, 9s, 2034 (Cayman Islands)	309,483	92,845
Ser. 04-HE1A, Class Note, 5.191s, 2034 (Cayman Islands)	24,901	24,769
MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	916,732	946,812
Ser. 05-1, Class 1A4, 7 1/2s, 2034	2,205,383	2,277,747
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 6.549s, 2010	1,730,000	1,761,069
Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 6.02s, 2027	5,772,664	5,484,031
Merrill Lynch Mortgage Investors, Inc.
Ser. 03-WM3N, Class N1, 8s, 2034	7,571	7,467
FRB Ser. 05-A9, Class 3A1, 5.298s, 2035	4,490,010	4,447,916
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 05-WM1N, Class N1, 5s, 2035	132,079	130,263
Ser. 04-HE2N, Class N1, 5s, 2035 (Cayman Islands)	74,001	72,614
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)	20,324	20,089
Ser. 04-OP1N, Class N1, 4 3/4s, 2035 (Cayman Islands)	3,519	3,484
Ser. 04-WM3N, Class N1, 4 1/2s, 2035	59,861	58,888
Ser. 04-WM2N, Class N1, 4 1/2s, 2034	28,685	28,381
Ser. 04-WM1N, Class N1, 4 1/2s, 2034	1,936	1,922

ASSET-BACKED SECURITIES (7.2%)* continued

	Principal amount	Value

Metris Master Trust FRB Ser. 04-2, Class C, 6.728s, 2010	$1,050,000	$1,052,587
Metris Master Trust 144A FRB Ser. 04-2, Class D,
8.628s, 2010	668,000	674,680
Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	404,732	395,198
Ser. 10, Class B, 7.54s, 2036	772,992	661,078
MMCA Automobile Trust Ser. 02-1, Class B, 5.37s, 2010	877,689	874,354
Morgan Stanley ABS Capital I FRB Ser. 04-WMC3,
Class A2PT, 5.675s, 2035	940,889	941,419
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011	486,539	483,854
Ser. 04-HB2, Class E, 5s, 2012	445,734	430,721
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 5.408s, 2035	5,965,280	5,941,980
N-Star Real Estate CDO, Ltd. 144A FRB Ser. 04-2A,
Class C1, 7.4s, 2039 (Cayman Islands)	544,000	559,385
Navigator CDO, Ltd. 144A FRB Ser. 03-1A, Class A1,
5.66s, 2015 (Cayman Islands)	1,168,000	1,169,752
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	747,912	732,087
Ser. 04-B, Class C, 3.93s, 2012	289,336	280,737
New Century Home Equity Loan Trust Ser. 03-5,
Class AI7, 5.15s, 2033	1,734,000	1,656,520
Newcastle CDO, Ltd. 144A FRB Ser. 3A, Class 4FL,
8.6s, 2038 (Cayman Islands)	624,000	626,652
Nomura Asset Acceptance Corp. Ser. 04-R3, Class PT,
8.35s, 2035	581,278	602,440
Nomura Asset Acceptance Corp. 144A Ser. 04-R2,
Class PT, 9.087s, 2034	521,200	544,084
Oakwood Mortgage Investors, Inc. Ser. 02-C,
Class A1, 5.41s, 2032	4,646,365	3,912,388
Oakwood Mortgage Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030	688,914	601,101
Ocean Star PLC 144A
FRB Ser. 04, Class D, 7.464s, 2018 (Ireland)	623,000	632,053
FRB Ser. 05-A, Class D, 6.664s, 2012 (Ireland)	696,000	695,930
Option One Mortgage Loan Trust FRB Ser. 05-4,
Class M11, 7.885s, 2035	216,000	190,148
Origen Manufactured Housing Ser. 04-B, Class A2,
3.79s, 2017	431,000	420,292
Park Place Securities, Inc. FRB Ser. 04-WHQ2,
Class A3A, 5.735s, 2035	955,894	956,709
Park Place Securities, Inc. 144A
FRB Ser. 05-WCW2, Class M11, 7.885s, 2035	896,000	676,760
FRB Ser. 04-MHQ1, Class M10, 7.885s, 2034	415,000	380,463
People’s Choice Net Interest Margin Note 144A
Ser. 04-2, Class B, 5s, 2034	282,277	281,228
Permanent Financing PLC FRB Ser. 3, Class 3C, 6.45s,
2042 (United Kingdom)	1,300,000	1,315,218

ASSET-BACKED SECURITIES (7.2%)* continued

	Principal amount	Value

Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 6.329s, 2011 (United Kingdom)	$657,000	$664,794
FRB Ser. 04-2A, Class C, 6.209s, 2011 (United Kingdom)	912,000	919,079
Providian Gateway Master Trust 144A
FRB Ser. 04-AA, Class D, 7.219s, 2011	1,204,000	1,215,968
FRB Ser. 04-EA, Class D, 6.299s, 2011	701,000	707,411
Ser. 04-FA, Class E, 5s, 2011	500,000	500,000
Ser. 04-DA, Class D, 4.4s, 2011	944,000	920,769
Renaissance NIM Trust 144A Ser. 05-1, Class N, 4.7s, 2035	84,950	84,950
Residential Accredit Loans, Inc. Ser. 04-QA5,
Class A2, 4.982s, 2034	533,999	530,857
Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 8.135s, 2035	1,165,000	1,031,585
Ser. 04-NT, Class Note, 5s, 2034	161,553	155,091
Ser. 04-N10B, Class A1, 5s, 2034	148,495	147,846
Ser. 04-NT12, Class Note, 4.7s, 2035	75,220	74,999
Residential Asset Securitization Trust IFB
Ser. 06-A7CB, Class 1A6, IO, 0.165s, 2036	1,274,677	13,743
Residential Funding Mortgage Ser. 04-S5, Class 2A1, 4 1/2s, 2019	3,079,981	2,894,566
Residential Funding Mortgage Securities I FRB
Ser. 05-SA2, Class 1A, 4.686s, 2035	1,745,663	1,726,774
Saco I Trust FRB Ser. 05-10, Class 1A1, 5.645s, 2033	1,996,371	1,996,995
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)	22,036	7,713
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)	133,867	13,387
Ser. 04-4A, Class B, 7 1/2s, 2034 (Cayman Islands)	225,262	42,271
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)	8,720	4,360
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands)	48,411	5,809
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)	66,014	6,601
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands)	12,564	6,282
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands)	19,639	6,874
Ser. 04-10A, Class A, 5s, 2034 (Cayman Islands)	229,064	228,231
Ser. 04-BN2A, Class A, 5s, 2034 (Cayman Islands)	31,212	31,098
Ser. 05-2A, Class A, 4 3/4s, 2035 (Cayman Islands)	651,505	646,190
Ser. 04-11A, Class A2, 4 3/4s, 2035 (Cayman Islands)	454,398	450,723
Ser. 04-AA, Class A, 4 1/2s, 2034 (Cayman Islands)	18,061	18,020
Ser. 05-1A, Class A, 4 1/4s, 2035 (Cayman Islands)	475,533	471,333
Sasco Net Interest Margin Trust 144A
Ser. 05-NC1A, Class A, 4 3/4s, 2035 (Cayman Islands)	590,990	586,521
Ser. 05-WF1A, Class A, 4 3/4s, 2035	417,147	414,776
Sharps SP I, LLC Net Interest Margin Trust 144A
Ser. 04-HS1N, Class Note, 5.92s, 2034 (Cayman Islands)	34,927	34,927
Ser. 04-HE2N, Class NA, 5.43s, 2034 (Cayman Islands)	23,587	23,410
Ser. 04-HE1N, Class Note, 4.94s, 2034 (Cayman Islands)	144,254	36,063
Ser. 04-RM2N, Class NA, 4s, 2035 (Cayman Islands)	108,362	108,227
Ser. 04-HE4N, Class NA, 3 3/4s, 2034 (Cayman Islands)	185,211	183,359
Soundview Home Equity Loan Trust 144A FRB
Ser. 05-CTX1, Class B1, 7.885s, 2035	466,000	406,935
South Coast Funding 144A FRB Ser. 3A, Class A2,
6.36s, 2038 (Cayman Islands)	470,000	470,423

ASSET-BACKED SECURITIES (7.2%)* continued

	Principal amount	Value

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 05-18, Class 6A1, 5.312s, 2035	$2,899,970	$2,871,810
Ser. 04-12, Class 1A2, 4.963s, 2034	1,769,397	1,777,066
Ser. 04-10, Class 1A1, 4.907s, 2034	1,267,501	1,272,231
Ser. 04-8, Class 1A3, 4.675s, 2034	54,915	55,129
Ser. 04-6, Class 1A, 4.39s, 2034	5,577,914	5,596,668
Ser. 05-9, Class AX, IO, 0.955s, 2035	39,299,300	613,069
Structured Adjustable Rate Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 5.735s, 2034	1,218,813	1,218,935
Structured Asset Investment Loan Trust 144A
FRB Ser. 06-BNC2, Class B1, 7.885s, 2036	273,000	243,413
FRB Ser. 05-HE3, Class M11, 7.885s, 2035	974,000	793,394
Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 5.575s, 2015	5,295,587	5,293,935
Structured Asset Securities Corp.
Ser. 03-40A, Class 1A, 5.042s, 2034	692,675	695,600
IFB Ser. 05-10, Class 3A3, 4.991s, 2034	3,137,810	2,751,133
Ser. 04-8, Class 1A1, 4.675s, 2034	1,058,357	1,062,483
IFB Ser. 05-6, Class 5A8, 3.13s, 2035	4,457,118	3,486,183
Structured Asset Securities Corp. 144A
Ser. 98-RF3, Class A, IO, 6.1s, 2028	3,893,680	405,795
IFB Ser. 05-RF6, Class AIO, IO, 1.099s, 2043 (SN)	6,404,648	166,683
IFB Ser. 05-RF4, Class AIO, IO, 0.797s, 2035 (SN)	4,983,367	121,730
Terwin Mortgage Trust FRB Ser. 04-5HE, Class A1B,
5.805s, 2035	733,459	733,966
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s,
2038 (Cayman Islands)	1,698,000	1,706,584
Wells Fargo Home Equity Trust 144A Ser. 04-2,
Class N2, 8s, 2034 (Cayman Islands)	196,826	196,828
Wells Fargo Mortgage Backed Securities Trust
Ser. 06-AR10, Class 3A1, 5.099s, 2036	3,875,199	3,823,271
FRB Ser. 05-AR2, Class 2A1, 4.546s, 2035	1,637,874	1,594,143
FRB Ser. 04-R, Class 2A1, 4.354s, 2034	1,667,792	1,624,763
Ser. 05-AR9, Class 1A2, 4.353s, 2035	2,336,093	2,277,941
Ser. 05-AR12, Class 2A5, 4.319s, 2035	21,411,000	20,739,091
Ser. 05-AR10, Class 2A18, IO, 0.61s, 2035	44,983,000	597,916
WFS Financial Owner Trust
Ser. 05-1, Class D, 4 1/4s, 2012	522,472	514,076
Ser. 04-3, Class D, 4.07s, 2012	486,697	479,835
Ser. 04-4, Class D, 3.58s, 2012	211,947	208,354
Ser. 04-1, Class D, 3.17s, 2011	198,828	196,358
Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 6.385s, 2044 (United Kingdom)	1,687,000	1,686,947
Whole Auto Loan Trust Ser. 03-1, Class C, 3.13s, 2010	40,582	40,534
Whole Auto Loan Trust 144A Ser. 04-1, Class D, 5.6s, 2011	526,771	522,884

Total asset-backed securities (cost $335,259,821)		$325,066,444

CORPORATE BONDS AND NOTES (4.5%)*

	Principal amount	Value

Advertising and Marketing Services (—%)
Omnicom Group, Inc. sr. notes 5.9s, 2016	$635,000	$621,631

Aerospace and Defense (0.1%)
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015	435,000	407,813
L-3 Communications Corp. sr. sub. notes Class B, 6 3/8s, 2015	595,000	571,200
Lockheed Martin Corp. bonds 8 1/2s, 2029	1,145,000	1,463,990
Raytheon Co. debs. 6 3/4s, 2018	185,000	196,394
		2,639,397

Airlines (0.1%)
American Airlines, Inc. pass-through certificates
Ser. 01-2, 7.858s, 2011	525,000	551,250
Continental Airlines, Inc. pass-through certificates
Ser. 98-3, 6.32s, 2008	2,895,000	2,899,171
		3,450,421

Automotive (0.4%)
DaimlerChrysler NA Holding Corp. company guaranty 7.2s, 2009	3,720,000	3,860,523
DaimlerChrysler NA Holding Corp. company
guaranty 6 1/2s, 2013 (S)	1,130,000	1,138,351
Ford Motor Credit Corp. notes 7 3/8s, 2009	2,925,000	2,759,076
Ford Motor Credit Corp. notes 6 3/8s, 2008	980,000	922,344
Ford Motor Credit Corp. notes 5 5/8s, 2008	1,709,000	1,604,989
Ford Motor Credit Corp. 144A sr. unsecd. notes 9 3/4s, 2010	772,000	764,087
General Motors Acceptance Corp. FRN 6.457s, 2007	1,870,000	1,858,155
General Motors Acceptance Corp. FRN Ser. MTN, 6.407s, 2007	1,170,000	1,167,702
General Motors Acceptance Corp. FRN Ser. MTN,
6.039s, 2007	1,815,000	1,807,969
Johnson Controls, Inc. sr. notes 5 1/2s, 2016	840,000	805,918
		16,689,114

Banking (0.6%)
Bank One Corp. sub. notes 5 1/4s, 2013	100,000	97,797
Barclays Bank PLC FRB 6.278s, 2049 (United Kingdom)	1,110,000	1,014,723
Citigroup, Inc. sub. notes 5s, 2014	2,377,000	2,253,995
Countrywide Capital III company guaranty Ser. B, 8.05s, 2027	1,035,000	1,171,941
Deutsche Bank Capital Funding Trust VII 144A FRB 5.628s, 2049	1,145,000	1,083,961
Fleet Capital Trust V bank guaranty FRN 6.396s, 2028	935,000	932,688
Greenpoint Capital Trust I company guaranty 9.1s, 2027	600,000	640,009
JPMorgan Chase Capital XV notes 5 7/8s, 2035 (S)	3,380,000	3,078,389
NB Capital Trust IV company guaranty 8 1/4s, 2027	5,540,000	5,825,449
PNC Bank NA notes 4 7/8s, 2017	1,030,000	945,439
Royal Bank of Scotland Group PLC bonds Ser. 1,
9.118s, 2049 (United Kingdom)	1,900,000	2,101,784
Royal Bank of Scotland Group PLC FRB 7.648s, 2049
(United Kingdom)	400,000	441,604
Sovereign Bancorp, Inc. 144A sr. notes 4.8s, 2010	730,000	704,895
UBS AG/Jersey Branch FRN 8.414s, 2008 (Jersey)	3,020,000	3,106,825
UBS Preferred Funding Trust I company guaranty 8.622s, 2049	1,345,000	1,479,886

CORPORATE BONDS AND NOTES (4.5%)* continued

	Principal amount	Value

Banking continued
Washington Mutual Bank/Henderson NV
sub. notes Ser. BKNT, 5.95s, 2013	$1,030,000	$1,029,541
Westpac Capital Trust III 144A sub. notes FRN
5.819s, 2049 (Australia)	1,010,000	982,821
		26,891,747

Beverage (—%)
Diageo PLC company guaranty 8s, 2022	760,000	899,051

Broadcasting (0.1%)
Chancellor Media Corp. company guaranty 8s, 2008	1,355,000	1,412,249
News America Holdings, Inc. debs. 7 3/4s, 2045	1,065,000	1,136,688
News America, Inc. company guaranty 6.4s, 2035	1,645,000	1,546,539
Viacom, Inc. 144A sr. notes 5 3/4s, 2011	610,000	598,633
		4,694,109

Cable Television (0.1%)
Comcast Corp. company guaranty 4.95s, 2016	165,000	149,492
Cox Communications, Inc. notes 6 3/4s, 2011	800,000	820,902
Cox Enterprises, Inc. 144A notes 7 7/8s, 2010	1,045,000	1,110,746
TCI Communications, Inc. debs. 9.8s, 2012	1,870,000	2,168,585
TCI Communications, Inc. debs. 8 3/4s, 2015	1,115,000	1,281,380
TCI Communications, Inc. debs. 7 7/8s, 2013	1,240,000	1,346,171
		6,877,276

Chemicals (0.1%)
Dow Chemical Co. (The) Pass Through Trust 144A
company guaranty 4.027s, 2009	1,510,000	1,434,376
ICI Wilmington, Inc. company guaranty 5 5/8s, 2013	1,235,000	1,192,606
Lubrizol Corp. (The) sr. notes 5 1/2s, 2014	470,000	447,976
Potash Corp. of Saskatchewan notes 7 3/4s, 2011 (Canada)	510,000	552,231
		3,627,189

Conglomerates (—%)
Tyco International Group SA company guaranty 6 3/4s,
2011 (Luxembourg)	1,185,000	1,235,021

Consumer Finance (0.1%)
American Express Co. FRN 6.8s, 2066	840,000	849,109
Block Financial Corp. notes 5 1/8s, 2014	760,000	701,700
HSBC Finance Capital Trust IX FRN 5.911s, 2035	3,300,000	3,214,916
		4,765,725

Consumer Goods (—%)
Fortune Brands, Inc. notes 5 3/8s, 2016	1,170,000	1,090,606

Electric Utilities (0.6%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	905,000	880,224
Appalachian Power Co. sr. notes 5.8s, 2035	510,000	462,301
Beaver Valley II Funding debs. 9s, 2017	1,465,000	1,637,094

CORPORATE BONDS AND NOTES (4.5%)* continued

	Principal amount	Value

Electric Utilities continued
CenterPoint Energy Houston Electric, LLC general
ref. mtge. Ser. M2, 5 3/4s, 2014	$110,000	$108,111
Cleveland Electric Illuminating Co. (The) 144A
sr. notes Ser. D, 7.88s, 2017	550,000	625,427
Commonwealth Edison Co. 1st mtge. 5.9s, 2036	950,000	887,190
Consumers Energy Co. 1st mtge. 5s, 2012	1,210,000	1,156,062
Consumers Energy Co. 1st mtge. Ser. B, 5 3/8s, 2013	805,000	779,263
Dayton Power & Light Co. (The) 1st mtge. 5 1/8s, 2013	975,000	937,406
Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	985,000	905,200
Indianapolis Power & Light 144A 1st mtge. 6.3s, 2013	515,000	521,310
Ipalco Enterprises, Inc. sec. notes 8 3/8s, 2008	440,000	453,200
Kansas Gas & Electric bonds 5.647s, 2021	395,000	378,995
MidAmerican Energy Holdings Co. 144A bonds 6 1/8s, 2036 (S)	2,410,000	2,319,083
Monongahela Power Co. 1st mtge. 5s, 2006	2,185,000	2,182,162
Nevada Power Co. 2nd mtge. 9s, 2013	478,000	518,826
Nevada Power Co. general ref. mtge. Ser. L, 5 7/8s, 2015	525,000	505,911
Oncor Electric Delivery Co. debs. 7s, 2022	675,000	707,618
Oncor Electric Delivery Co. sec. notes 7 1/4s, 2033	820,000	890,565
PacifiCorp Sinking Fund 1st mtge. 5.45s, 2013	1,020,000	1,002,904
Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012 (S)	1,126,090	1,127,329
PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	640,000	613,901
Progress Energy, Inc. sr. unsecd. notes 5 5/8s, 2016	970,000	941,365
Public Service Co. of Colorado sr. notes Ser. A, 6 7/8s, 2009	375,000	387,061
Public Service Co. of New Mexico sr. notes 4.4s, 2008	570,000	555,014
Southern California Edison Co. 1st mtge. 5s, 2014	230,000	219,404
Southern California Edison Co. notes 6.65s, 2029	1,205,000	1,243,571
Teco Energy, Inc. notes 7.2s, 2011	1,070,000	1,092,738
TransAlta Corp. notes 5 3/4s, 2013 (Canada)	665,000	646,733
Westar Energy, Inc. 1st mtge. 5.15s, 2017	75,000	69,460
Westar Energy, Inc. 1st mtge. 5.1s, 2020	800,000	715,909
		25,471,337

Electronics (—%)
Arrow Electronics, Inc. debs. 7 1/2s, 2027	760,000	800,949
Avnet, Inc. notes 6s, 2015	765,000	726,973
		1,527,922

Energy (—%)
Weatherford International, Ltd. sr. notes 5 1/2s, 2016	455,000	438,973

Financial (0.7%)
Bosphorus Financial Services, Ltd. 144A sec. FRN
7.202s, 2012 (Cayman Islands)	2,378,000	2,360,144
CIT Group, Inc. sr. notes 7 3/4s, 2012	1,015,000	1,111,625
CIT Group, Inc. sr. notes 5s, 2015	780,000	730,584
CIT Group, Inc. sr. notes 5s, 2014	1,885,000	1,782,507
Executive Risk Capital Trust company guaranty
Ser. B, 8.675s, 2027	1,545,000	1,627,920

CORPORATE BONDS AND NOTES (4.5%)* continued

	Principal amount	Value

Financial continued
Fund American Cos. Inc. notes 5 7/8s, 2013	$1,370,000	$1,316,833
GATX Financial Corp notes 5.8s, 2016	560,000	544,067
ILFC E-Capital Trust I 144A FRB 5.9s, 2065 (S)	295,000	291,880
ILFC E-Capital Trust II 144A FRB 6 1/4s, 2065	1,710,000	1,648,934
International Lease Finance Corp. notes 4 3/4s, 2012	2,630,000	2,512,873
Liberty Mutual Insurance 144A notes 7.697s, 2097	2,095,000	2,020,384
Loews Corp. notes 5 1/4s, 2016	510,000	479,481
MetLife, Inc. notes 5.7s, 2035	725,000	664,291
MetLife, Inc. notes 5s, 2015	1,210,000	1,136,557
Nationwide Financial Services, Inc. notes 5 5/8s, 2015	465,000	452,413
Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	375,000	438,678
Nuveen Investments, Inc. sr. notes 5 1/2s, 2015	505,000	477,598
Nuveen Investments, Inc. sr. notes 5s, 2010	505,000	489,440
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	710,000	707,330
Prudential Holdings LLC 144A bonds 8.695s, 2023	1,510,000	1,813,072
Safeco Capital Trust I company guaranty 8.072s, 2037	1,365,000	1,436,657
St. Paul Travelers Cos., Inc. (The) sr. unsecd. notes 5 1/2s, 2015	80,000	76,433
Sun Life Canada Capital Trust 144A company
guaranty 8.526s, 2049	2,115,000	2,239,155
Swiss Re Capital I LP 144A company guaranty FRN 6.854s, 2049	850,000	850,493
Transamerica Capital III company guaranty 7 5/8s, 2037	1,095,000	1,181,230
ZFS Finance USA Trust I 144A bonds FRB 6.15s, 2065 (S)	1,510,000	1,466,278
		29,856,857

Food (—%)
Dean Foods Co. company guaranty 7s, 2016	680,000	657,900

Forest Products and Packaging (0.1%)
Georgia-Pacific Corp. notes 8 1/8s, 2011	635,000	633,413
Weyerhaeuser Co. debs. 7.95s, 2025	895,000	960,620
Weyerhaeuser Co. debs. 7 3/8s, 2032	880,000	911,046
		2,505,079

Gaming & Lottery (0.1%)
GTECH Holdings Corp. notes 4 3/4s, 2010	640,000	619,606
Harrah’s Operating Co., Inc. company guaranty 5 3/4s, 2017	770,000	707,956
Park Place Entertainment Corp. sr. notes 7s, 2013	1,020,000	1,044,206
		2,371,768

Health Care (—%)
Health Management Associates, Inc. sr. notes 6 1/8s, 2016	625,000	574,853

Homebuilding (—%)
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	565,000	595,307
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	660,000	618,949
		1,214,256

Investment Banking/Brokerage (0.1%)
Lehman Brothers E-Capital Trust I FRN 5.954s, 2065	2,420,000	2,421,254

CORPORATE BONDS AND NOTES (4.5%)* continued

	Principal amount	Value

Media (0.1%)
Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	$170,000	$188,980
Time Warner, Inc. debs. 9.15s, 2023	340,000	412,748
Time Warner, Inc. debs. 9 1/8s, 2013	2,435,000	2,785,316
		3,387,044

Medical Services (—%)
Ventas Realty LP/Capital Corp. company guaranty
6 3/4s, 2010 (R)	275,000	275,688
WellPoint, Inc. notes 5s, 2014	515,000	485,025
WellPoint, Inc. unsecd. notes 5 1/4s, 2016	590,000	561,681
		1,322,394

Metals (—%)
Newmont Mining Corp. notes 5 7/8s, 2035	675,000	605,167
Teck Cominco, Ltd. notes 6 1/8s, 2035 (Canada)	650,000	586,269
Teck Cominco, Ltd. notes 5 3/8s, 2015 (Canada)	120,000	112,757
		1,304,193

Natural Gas Utilities (0.1%)
Atmos Energy Corp. notes 4.95s, 2014	1,125,000	1,036,308
CenterPoint Energy Resources Corp. notes 7 3/4s, 2011	1,060,000	1,138,849
Consolidated Natural Gas Co. sr. notes 5s, 2014	530,000	491,052
Duke Energy Field Services, LLC 144A notes 5 3/8s, 2015	260,000	246,869
Enbridge Energy Partners LP sr. notes 5.35s, 2014	555,000	525,593
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	685,000	653,153
National Fuel Gas Co. notes 5 1/4s, 2013	545,000	528,248
		4,620,072

Oil & Gas (0.1%)
Amerada Hess Corp. bonds 7 7/8s, 2029	1,160,000	1,319,057
Chesapeake Energy Corp. sr. unsecd. notes 7 5/8s, 2013	1,010,000	1,026,413
Enterprise Products Operating LP company
guaranty Ser. B, 6 3/8s, 2013	595,000	601,439
Forest Oil Corp. sr. notes 8s, 2011	610,000	626,775
Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	530,000	516,665
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	650,000	625,625
Premcor Refining Group, Inc. sr. notes 7 1/2s, 2015	220,000	228,617
Sunoco, Inc. notes 4 7/8s, 2014	590,000	547,090
Valero Energy Corp. sr. unsecd. notes 7 1/2s, 2032	745,000	835,342
		6,327,023

Pharmaceuticals (0.1%)
Bayer Corp. 144A FRB 6.2s, 2008	845,000	851,464
Hospira, Inc. notes 5.9s, 2014	430,000	425,677
Wyeth notes 5 1/2s, 2014	2,475,000	2,425,158
		3,702,299

Photography/Imaging (—%)
Xerox Corp. sr. notes 6.4s, 2016	1,030,000	987,513

CORPORATE BONDS AND NOTES (4.5%)* continued

	Principal amount	Value

Power Producers (—%)
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †	$157,726	$13,154

Railroads (0.1%)
BNSF Funding Trust I company guaranty FRB 6.613s, 2055	2,285,000	2,174,856
Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	590,000	567,362
		2,742,218

Real Estate (0.3%)
Brandywine Operating Partnership LP notes 5 3/4s, 2012 (R)	505,000	499,839
Colonial Properties Trust notes 6 1/4s, 2014 (R)	660,000	659,125
Developers Diversified Realty Corp. unsecd.
notes 5 3/8s, 2012 (R)	385,000	374,219
Equity One, Inc. company guaranty 3 7/8s, 2009 (R)	840,000	801,538
ERP Operating LP notes 6.584s, 2015	600,000	624,266
Health Care REIT, Inc. sr. notes 6s, 2013 (R)	385,000	376,285
Heritage Property Investment Trust company
guaranty 5 1/8s, 2014 (R)	795,000	756,757
Hospitality Properties Trust notes 6 3/4s, 2013 (R)	780,000	806,805
HRPT Properties Trust bonds 5 3/4s, 2014 (R)	530,000	516,996
HRPT Properties Trust notes 6 1/4s, 2016 (R)	525,000	523,710
iStar Financial, Inc. sr. unsecd. notes 5 7/8s, 2016 (R)	1,630,000	1,575,864
Nationwide Health Properties, Inc. notes 6 1/2s, 2011 (R)	650,000	656,533
ProLogis Trust sr. notes 5 3/4s, 2016 (R)	905,000	878,607
Rouse Co. (The) notes 7.2s, 2012 (R)	1,420,000	1,437,002
Simon Property Group LP unsub. 5 3/4s, 2015 (R)	740,000	724,782
		11,212,328

Regional Bells (0.1%)
Ameritech Capital Funding company guaranty 6 1/4s, 2009	200,000	203,000
Citizens Communications Co. sr. notes 6 1/4s, 2013	685,000	652,463
Southwestern Bell Telephone debs. 7s, 2027	1,075,000	1,073,203
Verizon New England, Inc. sr. notes 6 1/2s, 2011	2,285,000	2,313,766
Verizon New Jersey, Inc. debs. 8s, 2022	770,000	832,835
Verizon Pennsylvania, Inc. debs. 8.35s, 2030	980,000	1,086,632
		6,161,899

Retail (0.1%)
CVS Corp. 144A pass-through certificates 6.117s, 2013	1,611,063	1,612,094
Delhaize America, Inc. company guaranty 8 1/8s, 2011	1,370,000	1,457,581
JC Penney Co., Inc. debs. 7.65s, 2016	110,000	120,745
JC Penney Co., Inc. notes 6 7/8s, 2015	910,000	946,644
Kroger Co. company guaranty 6 3/4s, 2012	275,000	284,494
Office Depot, Inc. notes 6 1/4s, 2013	563,000	568,302
		4,989,860

Shipping (—%)
Ryder System, Inc. notes Ser. MTN, 5.95s, 2011	450,000	451,611

CORPORATE BONDS AND NOTES (4.5%)* continued

	Principal amount	Value

Software (—%)
Computer Associates International, Inc. 144A
sr. notes 6 1/8s, 2014	$980,000	$899,967

Telecommunications (0.3%)
AT&T Corp. sr. notes 8s, 2031	670,000	781,727
AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031	2,225,000	2,755,086
Embarq Corp. notes 7.082s, 2016	900,000	905,756
France Telecom notes 8 1/2s, 2031 (France)	180,000	222,065
France Telecom notes 7 3/4s, 2011 (France)	455,000	492,907
Nextel Communications, Inc. sr. notes Ser. E, 6 7/8s, 2013	600,000	606,627
Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	765,000	733,444
Sprint Capital Corp. company guaranty 6.9s, 2019	715,000	742,636
Sprint Capital Corp. company guaranty 6 7/8s, 2028	1,965,000	1,988,287
Telecom Italia Capital SA company guaranty 6 3/8s,
2033 (Luxembourg)	290,000	268,692
Telecom Italia Capital SA company guaranty 5 1/4s,
2013 (Luxembourg)	1,335,000	1,251,098
Telecom Italia Capital SA company guaranty 4s,
2010 (Luxembourg)	60,000	56,480
Telecom Italia Capital SA notes 5 1/4s, 2015 (Luxembourg)	965,000	881,817
Telefonica Emisones SAU company guaranty 7.045s,
2036 (Spain)	1,220,000	1,253,420
Telefonica Emisones SAU company guaranty 6.421s,
2016 (Spain)	270,000	273,509
		13,213,551

Telephone (—%)
Telefonica Europe BV company guaranty 8 1/4s,
2030 (Netherlands)	595,000	688,666

Total corporate bonds and notes (cost $208,549,990)		$202,545,278

CONVERTIBLE PREFERRED STOCKS (0.4%)*

	Shares	Value

Hartford Financial Services Group, Inc. (The) $3.50 cv. pfd.	20,476	$1,528,022
Hartford Financial Services Group, Inc. (The) $3.00 cv. pfd.	70,503	5,217,222
Huntsman Corp. $2.50 cv. pfd.	109,061	3,898,931
XL Capital, Ltd. $1.625 cv. pfd. (Bermuda)	245,200	5,239,924

Total convertible preferred stocks (cost $14,836,324)		$15,884,099

PURCHASED OPTIONS OUTSTANDING (0.1%)*

		Expiration date/
		strike price	Contract amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 5.28% versus
the three month USD-LIBOR-BBA maturing on
March 8, 2017.		Mar-07/5.28	$ 89,553,000	$ 2,614,992
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.28%
versus the three month USD-LIBOR-BBA
maturing on March 8, 2017.		Mar-07/5.28	89,553,000	777,687

Total purchased options outstanding (cost $4,392,574)				$ 3,392,679

MUNICIPAL BONDS AND NOTES (—%)*

		Rating **	Principal amount	Value

MI Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A, 7.309s, 6/1/34		Baa3	$ 1,005,000	$ 1,012,950
NJ State Tpk. Auth. Rev. Bonds, Ser. B
AMBAC, 4.252s, 1/1/16		Aaa	1,065,000	976,328
AMBAC, U.S. Govt. Coll., 4.252s,
1/1/16 (Prerefunded)		Aaa	55,000	50,147

Total municipal bonds and notes (cost $2,090,343)				$ 2,039,425

UNITS (—%)* (cost $988,223)

			Units	Value

Cendant Corp. units 4.89s, 2006			10,100	$ 504,651

WARRANTS (—%)* † (cost $0)

	Expiration	Strike
	date	price	Warrants	Value

Raytheon Co.	6/16/11	$ 1.164	29,195	$ 376,616

PREFERRED STOCKS (—%)* (cost $8,700)

			Shares	Value
Ion Media Networks, Inc. 14.25% cum. pfd. ‡‡			1	$ 8,550

SHORT-TERM INVESTMENTS (18.6%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 5.27% to 5.44%
and due dates ranging from August 1, 2006 to
August 23, 2006 (d)	$ 321,344,319	$321,233,796

Putnam Prime Money Market Fund (e)	448,019,911	448,019,911
Interest in $521,000,000 joint tri-party repurchase
agreement dated July 31, 2006 with UBS
Securities, LLC due August 1, 2006 with respect
to various U.S. Government obligations — maturity
value of $73,162,729 for an effective yield
of 5.28% (collateralized by Freddie Mac and Fannie
Mae with yields ranging from 3.5% to 12.0% and due
dates ranging from January 1, 2007 to July 1, 2036,
valued at $531,422,424)	73,152,000	73,152,000

Total short-term investments (cost $842,405,707)		$842,405,707

TOTAL INVESTMENTS
Total investments (cost $5,012,693,635)		$5,411,970,821

* Percentages indicated are based on net assets of $4,532,828,636.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at July 31, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2006. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at July 31, 2006.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2006.

(R) Real Estate Investment Trust.

(SN) The securities noted above were purchased during the period for an aggregate cost of $3,495,624. During the period, questions arose regarding a potential misidentification of the characteristics of these securities. As a result of initial inquiries into the matter, the values of these securities was adjusted to the values shown in this schedule aggregating $2,383,113. An investigation of the facts surrounding the acquisition and valuation of these securities is currently underway to determine whether the Fund may have claims against other parties in this regard.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

At July 31, 2006, liquid assets totaling $726,778,766 have been designated as collateral for open forward commitments and swap contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at July 31, 2006.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at July 31, 2006.

AMBAC represents AMBAC Indemnity Corporation.

U.S. Govt. Coll. represents U.S. government collateralized.

WRITTEN OPTIONS OUTSTANDING at 7/31/06 (premiums received $8,198,261)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing on
July 5, 2017.		$76,820,000	Jul-07/4.55	$ 191,044

Option on an interest rate swap with Lehman Brothers
International for the obligation to receive a fixed rate of
5.225% semi-annually versus the three month
USD- LIBOR-BBA maturing March 5, 2018.		32,581,000	Mar-08/5.225	1,434,444

Option on an interest rate swap with Lehman Brothers
International for the obligation to pay a fixed rate of
5.225% semi-annually versus the three month
USD-LIBOR-BBA maturing March 5, 2018.		32,581,000	Mar-08/5.225	581,766

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.55% versus the three month
USD-LIBOR-BBA maturing on July 5, 2017.		76,820,000	Jul-07/4.55	5,871,114

Total				$8,078,368

FUTURES CONTRACTS OUTSTANDING at 7/31/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Short)	1,727	$351,390,531	Sep-06	$ 143,625
U.S. Treasury Note 10 yr (Long)	2,393	253,732,781	Sep-06	2,145,165
U.S. Treasury Note 5 yr (Short)	2,402	250,333,438	Sep-06	(1,095,784)
Euro 90 day (Long)	499	117,913,700	Sep-06	(232,073)
S&P 500 Index E-Mini (Long)	747	47,873,363	Sep-06	284,336
Euro 90 day (Short)	148	35,016,800	Mar-07	266,672
U.S. Treasury Bond 20 yr (Short)	171	18,516,094	Sep-06	(301,099)

Total				$ 1,210,842

TBA SALE COMMITMENTS OUTSTANDING at 7/31/06 (proceeds receivable $132,934,836)

		Principal	Settlement
		amount	date	Value

FNMA, 5s, August 1, 2021		$45,500,000	8/17/06	$44,202,541
FNMA, 4 1/2s, September 1, 2021		56,000,000	9/18/06	53,423,126
FNMA, 4 1/2s, August 1, 2021		38,100,000	8/17/06	36,382,524

Total			$134,008,191

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/06

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$ 700,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	$ (42,230)

53,000,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	1,589,264

3,720,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	297,458

3,070,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	232,570

7,440,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	555,238

20,610,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	1,405,409

248,000,000	5/21/07	3.95%	3 month USD-LIBOR-BBA	3,738,297

84,900,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	1,187,592

87,100,000	1/14/10	3 month USD-LIBOR-BBA	4.106%	(3,565,979)

102,075,000	12/22/09	3.965%	3 month USD-LIBOR-BBA	4,624,565

82,772,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%	(3,929,745)

Citibank, N.A.
56,920,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(216,264)

4,380,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(26,826)

Credit Suisse First Boston International
6,600,000	11/17/09	3.947%	3 month USD-LIBOR-BBA	300,514

Credit Suisse International
3,843,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	(46,931)

Goldman Sachs Capital Markets, L.P.
4,968,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(13,555)

13,380,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(47,009)

JPMorgan Chase Bank, N.A.
47,810,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	1,529,495

10,430,000	8/2/15	4.657%	3 month USD-LIBOR-BBA	(515,860)

63,370,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	(5,483,597)

4,470,000	6/24/15	3 month USD-LIBOR-BBA	4.387%	363,656

17,930,000	6/16/15	4.538%	3 month USD-LIBOR-BBA	1,242,579

170,000,000	3/30/08	3 month USD-LIBOR-BBA	5.163%	1,381,359

94,000,000	3/30/16	3 month USD-LIBOR-BBA	5.2755%	(559,886)

126,500,000	3/7/15	3 month USD-LIBOR-BBA	4.798%	(4,700,465)

183,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	7,938,738

Lehman Brothers Special Financing, Inc.
9,307,000	1/23/14	4.419%	3 month USD-LIBOR-BBA	615,428

9,307,000	1/23/14	4.408%	3 month USD-LIBOR-BBA	616,007

250,586,000	7/13/08	3 month USD-LIBOR-BBA	5.63%	932,737

81,190,000	7/13/16	5.707%	3 month USD-LIBOR-BBA	(1,005,191)

25,000,000	5/5/16	5.653%	3 month USD-LIBOR-BBA	(236,888)

28,400,000	5/5/08	5.3975%	3 month USD-LIBOR-BBA	8,658

36,500,000	4/28/16	5.613%	3 month USD-LIBOR-BBA	(706,609)

63,000,000	7/15/10	4.38%	3 month USD-LIBOR-BBA	2,293,906

8,300,000	6/16/15	4.5475%	3 month USD-LIBOR-BBA	(569,627)

30,200,000	6/16/07	4.0525%	3 month USD-LIBOR-BBA	(434,835)

54,300,000	4/28/08	5.4025%	3 month USD-LIBOR-BBA	(684,470)

1,990,000	4/10/15	5.41053%	3 month USD-LIBOR-BBA	(11,894)

50,000,000	4/2/16	5.399%	3 month USD-LIBOR-BBA	(146,481)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/06 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
94,000,000	4/2/08	5.275%	3 month USD-LIBOR-BBA	$ (949,698)

10,192,000	12/16/13	4.579%	3 month USD-LIBOR-BBA	565,660

10,708,000	12/15/13	4.710%	3 month USD-LIBOR-BBA	508,410

3,658,000	12/11/13	3 month USD-LIBOR-BBA	4.641%	(188,878)

26,541,000	3/21/14	5.17596%	3 month USD-LIBOR-BBA	176,413

87,235,000	12/19/15	5.0265%	3 month USD-LIBOR-BBA	3,238,210

Total				$11,259,245

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/06

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
$16,150,000	11/1/06	(7.5 bp plus	Lehman Brothers	$ 11,784
		beginning	AAA 8.5+ CMBS
		of period nominal	Index adjusted
		spread of Lehman	by modified
		Brothers AAA	duration factor
8.5+ Commercial
Mortgage Backed
Securities Index)

Deutsche Bank AG London
16,150,000	11/1/06	(5 bp plus	Lehman Brothers	10,741
		nominal spread	AAA 8.5+ CMBS
		of Lehman	Index adjusted
		Brothers AAA	by modified
		8.5+ Commercial	duration factor
Mortgage Backed
Securities Index)

Goldman Sachs International
15,120,000	11/1/06	(5 bp plus	Lehman Brothers	11,400
		change in spread	AAA 8.5+ CMBS
		on the Lehman	Index adjusted
		Brothers AAA	by modified
		8.5+ Commercial	duration factor
Mortgage Backed
Securities Index
multiplied by
the modified
duration factor)

3,843,000	9/15/11	678 bp (1 month	Ford Credit Auto	(5,379)
		USD-LIBOR)	Owner Trust
Series 2005-B
Class D

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/06 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International continued

$ 71,700,000	12/1/06	(5 bp plus	Lehman Brothers	$202,337
		change in spread	Aaa 8.5+ CMBS
		on the Lehman	Index adjusted
		Brothers Aaa	by modified
		8.5+ Commercial	duration factor
Mortgage Backed
Securities Index
multiplied by
the modified
duration factor)

Total				$230,883

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/06

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
L-3 Communications
Corp. 7 5/8s, 2012	$—	$ 735,000	9/20/11	(111 bp)	$ (1,921)

L-3 Communications
Corp. 7 5/8s, 2012	—	295,000	6/20/11	(101 bp)	(58)

Waste Management,
7.375%, 8/1/10	—	1,140,000	9/20/12	64 bp	13,231

Citibank, N.A.
DJ CDX NA HY Series 6
Index	489	391,500	6/20/11	(345 bp)	(816)

DJ CDX NA HY Series 6
Index	3,181	195,750	6/20/11	(345 bp)	2,528

DJ CDX NA HY Series 6
Index 25-35% tranche	—	1,566,000	6/20/11	80 bp	(9,332)

DJ CDX NA HY Series 6
Index 25-35% tranche	—	783,000	6/20/11	74 bp	(7,193)

Deutsche Bank AG
France Telecom, 7.25%,
1/28/2013	—	1,870,000	6/20/16	70 bp	5,005

Goldman Sachs Capital Markets, L.P.
DJ CDX NA HY Series 6
Index	4,813	481,250	6/20/11	(345 bp)	3,208

DJ CDX NA HY Series 6
Index 25-35% tranche	—	1,925,000	6/20/11	74 bp	(16,576)

DJ CDX NA IG Series 5
Index	(67,392)	26,770,000	12/20/10	(45 bp)	(141,411)

DJ CDX NA IG Series 5
Index 3-7% tranche	—	1,030,000	12/20/10	(115 bp)	(17,141)

DJ CDX NA IG Series 5
Index 3-7% tranche	—	1,198,000	12/20/10	(113 bp)	(18,962)

Goodrich Corp., 7 5/8%,
12/15/12	—	930,000	9/20/10	49 bp	6,744

Noble Energy, Inc., 8%,
4/1/27	—	1,145,000	6/20/13	60 bp	(9,493)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/06 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Goldman Sachs International
DJ CDX NA HY Series 6
Index	$ 1,201	$ 480,500	6/20/11	(345 bp)	$ (401)

DJ CDX NA HY Series 6
Index 25-35% tranche	—	1,922,000	6/20/11	85 bp	(7,729)

DJ CDX NA IG Series 6
Index	—	5,974,000	6/20/13	55 bp	3,573

DJ CDX NA IG Series 6
Index	2,562	5,974,000	6/20/13	(50 bp)	2,380

Any one of the underlying
securities in the
basket of BB CMBS
securities	—	8,582,000	(a)	2.461%	428,172

Lehman Brothers Special Financing, Inc.
DJ CDX NA HY Series 6
Index	(1,198)	479,250	6/20/11	(345 bp)	(2,796)

DJ CDX NA HY Series 6
Index	2,884	384,500	6/20/11	(345 bp)	1,601

DJ CDX NA HY Series 6
Index	4,730	473,000	6/20/11	(345 bp)	3,152

DJ CDX NA HY Series 6
Index 25-35% tranche	—	1,917,000	6/20/11	96 bp	1,342

DJ CDX NA HY Series 6
Index 25-35% tranche	—	1,538,000	6/20/11	74 bp	(13,497)

DJ CDX NA HY Series 6
Index 25-35% tranche	—	1,892,000	6/20/11	72 bp	(17,993)

DJ CDX NA IG Series 5
Index	(3,905)	12,095,000	12/20/10	45 bp	(37,348)

DJ CDX NA IG Series 4
Index	(8,731)	6,520,000	12/20/10	(45 bp)	(26,759)

DJ CDX NA IG Series 4
Index 3-7% tranche	—	1,567,000	6/20/12	309 bp	92,461

DJ CDX NA IG Series 4
Index 3-7% tranche	—	1,258,500	6/20/10	(124.5 bp)	(31,000)

DJ CDX NA IG Series 5
Index	57,952	25,760,000	12/20/10	(45 bp)	(9,625)

DJ CDX NA IG Series 5
Index	(24,130)	13,240,000	12/20/10	(45 bp)	(60,739)

Hilton Hotels, 7 5/8%,
12/1/2012	—	1,465,000	6/20/13	94 bp	(23,020)

Merrill Lynch International
DJ CDX NA IG Series 5
Index	(3,874)	6,010,000	12/20/10	(45 bp)	(20,491)

Merrill Lynch International & Co. C.V.
DJ CDX NA IG Series 5
Index 3-7% tranche	—	1,030,000	12/20/12	246 bp	21,877

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/06 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
DJ CDX NA HY Series 6
Index	$ (3,660)	$ 488,000	6/20/11	(345 bp)	$ (5,287)

DJ CDX NA HY Series 6
Index	(2,534)	506,750	6/20/11	(345 bp)	(4,223)

DJ CDX NA HY Series 6
Index	(1,491)	298,250	6/20/11	(345 bp)	(2,486)

DJ CDX NA HY Series 6
Index	—	489,250	6/20/11	(345 bp)	(1,631)

DJ CDX NA HY Series 6
Index	4,895	489,500	6/20/11	(345 bp)	3,263

DJ CDX NA HY Series 6
Index 25-35% tranche	—	1,952,000	6/20/11	107.5 bp	11,192

DJ CDX NA HY Series 6
Index 25-35% tranche	—	2,027,000	6/20/11	106 bp	10,345

DJ CDX NA HY Series 6
Index 25-35% tranche	—	1,193,000	6/20/11	103.5 bp	4,762

DJ CDX NA HY Series 6
Index 25-35% tranche	—	1,957,000	6/20/11	88.5 bp	(4,906)

DJ CDX NA HY Series 6
Index 25-35% tranche	—	1,958,000	6/20/11	73 bp	(17,965)

DJ CDX NA HY Series 6
Index 25-35% tranche	7,953	489,375	6/20/11	345 bp	6,320

DJ CDX NA HY Series 6
Index 25-35% tranche	—	1,957,500	6/20/11	74 bp	(17,983)

DJ CDX NA IG Series 4
Index 3-7% tranche	—	9,426,500	6/20/10	(62 bp)	(21,763)

DJ CDX NA IG Series 4
Index 3-7% tranche	—	2,517,000	6/20/12	275 bp	104,828

DJ CDX NA IG Series 4
Index 3-7% tranche	—	1,567,000	6/20/10	(110.5 bp)	(30,868)

DJ CDX NA IG Series 5
Index 3-7% tranche	—	1,030,000	12/20/12	248 bp	23,003

DJ CDX NA IG Series 5
Index 3-7% tranche	—	1,030,000	12/20/10	(115 bp)	(17,141)

Total					$150,433

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue date and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/06

ASSETS

Investment in securities, at value, including $313,400,149
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,564,673,724)	$4,963,950,910
Affiliated issuers (identified cost $448,019,911) (Note 5)	448,019,911

Cash	4,625,453

Dividends, interest and other receivables	14,379,657

Receivable for shares of the fund sold	2,754,202

Receivable for securities sold	7,581,633

Receivable for sales of delayed delivery securities (Note 1)	133,231,145

Unrealized appreciation on swap contracts (Note 1)	36,327,412

Receivable for closed swap contracts (Note 1)	118,260

Premium paid on swap contracts (Note 1)	116,915

Total assets	5,611,105,498

LIABILITIES

Payable for variation margin (Note 1)	201,331

Payable for securities purchased	2,338,182

Payable for purchases of delayed delivery securities (Note 1)	569,565,083

Payable for shares of the fund repurchased	9,411,923

Payable for compensation of Manager (Notes 2 and 5)	5,557,576

Payable for investor servicing and custodian fees (Note 2)	680,625

Payable for Trustee compensation and expenses (Note 2)	435,897

Payable for administrative services (Note 2)	5,438

Payable for distribution fees (Note 2)	1,380,574

Written options outstanding, at value (premiums received $8,198,261) (Note 1)	8,078,368

Unrealized depreciation on swap contracts (Note 1)	24,686,851

Premiums received on swap contracts (Note 1)	90,660

TBA sales commitments, at value (proceeds receivable $132,934,836) (Note 1)	134,008,191

Collateral on securities loaned, at value (Note 1)	321,233,796

Other accrued expenses	602,367

Total liabilities	1,078,276,862

Net assets	$4,532,828,636

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,946,186,749

Undistributed net investment income (Note 1)	15,088,106

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	160,425,063

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	411,128,718

Total — Representing net assets applicable to capital shares outstanding	$4,532,828,636

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,155,761,146 divided by 173,327,736 shares)	$18.21

Offering price per class A share
(100/94.75 of $18.21)*	$19.22

Net asset value and offering price per class B share
($624,026,248 divided by 34,631,401 shares)**	$18.02

Net asset value and offering price per class C share
($70,192,151 divided by 3,879,256 shares)**	$18.09

Net asset value and redemption price per class M share
($187,338,361 divided by 10,395,145 shares)	$18.02

Offering price per class M share
(100/96.75 of $18.02)*	$18.63

Net asset value, offering price and redemption price per class R share
($1,525,378 divided by 84,024 shares)	$18.15

Net asset value, offering price and redemption price per class Y share
($493,985,352 divided by 27,057,141 shares)	$18.26

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/06

INVESTMENT INCOME

Interest (including interest income of $11,186,954
from investments in affiliated issuers) (Note 5)	$ 95,466,295

Dividends	60,982,495

Securities lending	360,495

Total investment income	156,809,285

EXPENSES

Compensation of Manager (Note 2)	23,837,931

Investor servicing fees (Note 2)	9,125,947

Custodian fees (Note 2)	480,131

Trustee compensation and expenses (Note 2)	164,887

Administrative services (Note 2)	82,219

Distribution fees — Class A (Note 2)	8,187,795

Distribution fees — Class B (Note 2)	7,750,685

Distribution fees — Class C (Note 2)	740,579

Distribution fees — Class M (Note 2)	1,532,417

Distribution fees — Class R (Note 2)	5,394

Other	1,102,800

Non-recurring costs (Notes 2 and 7)	70,722

Costs assumed by Manager (Notes 2 and 7)	(70,722)

Fees waived and reimbursed by Manager (Notes 5 and 6)	(2,793,360)

Total expenses	50,217,425

Expense reduction (Note 2)	(1,102,511)

Net expenses	49,114,914

Net investment income	107,694,371

Net realized gain on investments (Notes 1 and 3)	352,152,050

Net realized gain on swap contracts (Note 1)	5,137,064

Net realized loss on futures contracts (Note 1)	(11,647,842)

Net realized gain on foreign currency transactions (Note 1)	9,997

Net unrealized depreciation of assets and liabilities
in foreign currencies during the year	(5,843)

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options and TBA sale commitments during the year	(276,606,834)

Net gain on investments	69,038,592

Net increase in net assets resulting from operations	$ 176,732,963

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/06	7/31/05

Operations:
Net investment income	$107,694,371	$100,672,170

Net realized gain on investments
and foreign currency transactions	345,651,269	388,377,420

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(276,612,677)	73,207,522

Net increase in net assets resulting from operations	176,732,963	562,257,112

Distributions to shareholders: (Note 1)

From net investment income

Class A	(90,591,899)	(63,734,158)

Class B	(15,898,776)	(11,829,280)

Class C	(1,499,446)	(879,740)

Class M	(4,675,982)	(3,086,878)

Class R	(25,114)	(7,354)

Class Y	(17,912,483)	(16,948,666)

From net realized short-term gain on investments

Class A	(4,165,494)	—

Class B	(1,042,091)	—

Class C	(95,268)	—

Class M	(264,982)	—

Class R	(993)	—

Class Y	(806,000)	—

From net realized long-term gain on investments

Class A	(64,836,816)	—

Class B	(16,220,380)	—

Class C	(1,482,867)	—

Class M	(4,124,503)	—

Class R	(15,451)	—

Class Y	(12,545,570)	—

Redemption fees (Note 1)	9,454	18,029

Decrease from capital share transactions (Note 4)	(738,162,782)	(694,050,829)

Total decrease in net assets	$(797,624,480)	$(228,261,764)

NET ASSETS
Beginning of year	$5,330,453,116	$5,558,714,880

End of year (including undistributed net investment
income of $15,088,106 and $26,861,482, respectively)	$4,532,828,636	$5,330,453,116

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset	Net	realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	investment	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	(loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
July 31, 2006	$18.40	.42(d,e)	.27	.69	(.50)	(.38)	(.88)	—(g)	$18.21	3.89(e)	$3,155,761	.90(d,e)	2.31(d,e)	117.11(h)
July 31, 2005	16.91	.35(d,f)	1.47	1.82	(.33)	—	(.33)	—(g)	18.40	10.89	3,458,405	.98(d)	1.97(d,f)	169.29(h)
July 31, 2004	15.72	.32(d)	1.20	1.52	(.33)	—	(.33)	—(g)	16.91	9.77	3,322,532	1.00(d)	1.90(d)	165.66
July 31, 2003	15.02	.37	.81	1.18	(.48)	—	(.48)	—	15.72	8.06	3,784,601.99		2.50	121.38(i,j)
July 31, 2002	17.24	.45	(2.17)	(1.72)	(.48)	(.02)	(.50)	—	15.02	(10.20)	2,990,984.96		2.75	131.89(i)

CLASS B
July 31, 2006	$18.22	.28(d,e)	.26	.54	(.36)	(.38)	(.74)	—(g)	$18.02	3.05(e)	$624,026	1.65(d,e)	1.58(d,e)	117.11(h)
July 31, 2005	16.73	.21(d,f)	1.48	1.69	(.20)	—	(.20)	—(g)	18.22	10.17	917,951	1.73(d)	1.22(d,f)	169.29(h)
July 31, 2004	15.56	.19(d)	1.19	1.38	(.21)	—	(.21)	—(g)	16.73	8.88	1,095,665	1.75(d)	1.16(d)	165.66
July 31, 2003	14.87	.26	.80	1.06	(.37)	—	(.37)	—	15.56	7.25	1,308,605	1.74	1.75	121.38(i,j)
July 31, 2002	17.07	.33	(2.15)	(1.82)	(.36)	(.02)	(.38)	—	14.87	(10.86)	1,068,667	1.71	2.00	131.89(i)

CLASS C
July 31, 2006	$18.30	.28(d,e)	.25	.53	(.36)	(.38)	(.74)	—(g)	$18.09	3.01(e)	$70,192	1.65(d,e)	1.56(d,e)	117.11(h)
July 31, 2005	16.81	.21(d,f)	1.48	1.69	(.20)	—	(.20)	—(g)	18.30	10.14	77,024	1.73(d)	1.22(d,f)	169.29(h)
July 31, 2004	15.63	.19(d)	1.20	1.39	(.21)	—	(.21)	—(g)	16.81	8.92	75,185	1.75(d)	1.16(d)	165.66
July 31, 2003	14.94	.26	.80	1.06	(.37)	—	(.37)	—	15.63	7.25	91,282	1.74	1.73	121.38(i,j)
July 31, 2002	17.16	.33	(2.16)	(1.83)	(.37)	(.02)	(.39)	—	14.94	(10.88)	53,186	1.71	1.99	131.89(i)

CLASS M
July 31, 2006	$18.22	.33(d,e)	.26	.59	(.41)	(.38)	(.79)	—(g)	$18.02	3.34(e)	$187,338	1.40(d,e)	1.81(d,e)	117.11(h)
July 31, 2005	16.74	.26(d,f)	1.47	1.73	(.25)	—	(.25)	—(g)	18.22	10.39	215,816	1.48(d)	1.47(d,f)	169.29(h)
July 31, 2004	15.57	.23(d)	1.19	1.42	(.25)	—	(.25)	—(g)	16.74	9.18	217,046	1.50(d)	1.40(d)	165.66
July 31, 2003	14.87	.30	.80	1.10	(.40)	—	(.40)	—	15.57	7.58	239,662	1.49	2.02	121.38(i,j)
July 31, 2002	17.08	.37	(2.16)	(1.79)	(.40)	(.02)	(.42)	—	14.87	(10.69)	222,176	1.46	2.25	131.89(i)

CLASS R
July 31, 2006	$18.36	.36(d,e)	.27	.63	(.46)	(.38)	(.84)	—(g)	$18.15	3.57(e)	$1,525	1.15(d,e)	2.00(d,e)	117.11(h)
July 31, 2005	16.89	.30(d,f)	1.48	1.78	(.31)	—	(.31)	—(g)	18.36	10.63	726	1.23(d)	1.67(d,f)	169.29(h)
July 31, 2004	15.70	.21(d)	1.29	1.50	(.31)	—	(.31)	—(g)	16.89	9.60	127	1.25(d)	1.33(d)	165.66
July 31, 2003 †	15.05	.17	.65	.82	(.17)	—	(.17)	—	15.70	5.52*	1	.65*	1.18*	121.38(i,j)

CLASS Y
July 31, 2006	$18.46	.47(d,e)	.26	.73	(.55)	(.38)	(.93)	—(g)	$18.26	4.09(e)	$493,985	.65(d,e)	2.59(d,e)	117.11(h)
July 31, 2005	16.95	.40(d,f)	1.49	1.89	(.38)	—	(.38)	—(g)	18.46	11.26	660,532	.73(d)	2.23(d,f)	169.29(h)
July 31, 2004	15.76	.36(d)	1.21	1.57	(.38)	—	(.38)	—(g)	16.95	10.03	848,161	.75(d)	2.16(d)	165.66
July 31, 2003	15.05	.41	.82	1.23	(.52)	—	(.52)	—	15.76	8.38	880,435.74		2.76	121.38(i,j)
July 31, 2002	17.28	.49	(2.17)	(1.68)	(.53)	(.02)	(.55)	—	15.05	(10.01)	731,900.71		3.00	131.89(i)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

80	81

Financial highlights (Continued)

* Not annualized.

† For the period January 21, 2003 (commencement of operations) to July 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 5):

	7/31/06	7/31/05	7/31/04

Class A	0.01%	0.01%	<0.01%

Class B	0.01	0.01	<0.01

Class C	0.01	0.01	<0.01

Class M	0.01	0.01	<0.01

Class R	0.01	0.01	<0.01

Class Y	0.01	0.01	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to the following amounts for the period ended July 31, 2006 (Note 6):

		Percentage of
	Per share	net assets

Class A	$0.01	0.05%

Class B	0.01	0.05

Class C	0.01	0.05

Class M	0.01	0.05

Class R	0.01	0.06

Class Y	0.01	0.05

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage of
	Per share	net assets

Class A	<$0.01	0.02%

Class B	<0.01	0.02

Class C	<0.01	0.02

Class M	<0.01	0.02

Class R	<0.01	0.02

Class Y	<0.01	0.02

(g) Amount represents less than $0.01 per share.

(h) Portfolio turnover excludes dollar roll transactions.

(i) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(j) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/06

Note 1: Significant accounting policies

The George Putnam Fund of Boston (“the fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversi-fied portfolio of stocks and bonds, which will produce both capital growth and current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

The redemption fees discussed above will be replaced, effective October 2, 2006 by a 1.00% redemption fee on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain when the amounts are conclusively determined. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery or a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At July 31, 2006, the value of securities loaned amounted to $313,400,149. The fund received cash collateral of $321,233,796 which is pooled with collateral of other Putnam funds into 24 issues of high grade short-term investments. P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2006, the fund had a capital loss carryover of $29,751,500 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$23,801,180	July 31, 2010

5,950,320	July 31, 2011

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, interest only securities and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2006, the fund reclassified $11,135,953 to increase undistributed net investment income and $162,502 to increase paid-in-capital, with a decrease to accumulated net realized gains of $11,298,455.

The tax basis components of distributable earnings and the federal tax cost at July 31, 2006 were as follows:

Unrealized appreciation	$ 513,426,229
Unrealized depreciation	(146,780,668)
———————————————
Net unrealized appreciation	366,645,561
Undistributed ordinary income	14,799,968
Undistributed short-term gain	24,557,589
Undistributed long-term gain	199,843,761
Capital loss carryforward	(29,751,500)
Cost for federal income
tax purposes	$5,045,325,260

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended July 31, 2006, Putnam Management did not waive any of its management fee from the fund.

For the year ended July 31, 2006, Putnam Management has assumed $70,722 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2006, the fund incurred $9,606,078 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2006, the fund’s expenses were reduced by $1,102,511 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,148, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $184,386 and $2,850 from the sale of class A and class M shares, respectively, and received $700,881 and $5,642 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2006, Putnam Retail Management, acting as underwriter, received $1,419 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended July 31, 2006, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $5,314,793,865 and $6,396,281,616, respectively.

There were no purchases or sales of U.S. government securities. Written option transactions during the year ended July 31, 2006 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of year	$153,640,000	$5,942,027

Options opened	65,162,000	2,256,234
Options exercised
Options expired	—	—
Options closed	—	—

Written options
outstanding at
end of year	$218,802,000	$8,198,261

Note 4: Capital shares

At July 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 7/31/06:
Shares sold	26,056,673	$ 472,538,555

Shares issued
in connection
with reinvestment
of distributions	8,267,038	148,562,850

	34,323,711	621,101,405

Shares
repurchased	(48,907,255)	(887,113,170)

Net decrease	(14,583,544)	$(266,011,765)

Year ended 7/31/05:
Shares sold	32,384,442	$ 574,245,635

Shares issued
in connection
with reinvestment
of distributions	3,333,997	58,742,671

	35,718,439	632,988,306

Shares
repurchased	(44,333,728)	(784,605,393)

Net decrease	(8,615,289)	$(151,617,087)

CLASS B	Shares	Amount

Year ended 7/31/06:
Shares sold	2,534,039	$ 45,555,631

Shares issued
in connection
with reinvestment
of distributions	1,744,635	31,032,061

	4,278,674	76,587,692

Shares
repurchased	(20,039,885)	(359,943,585)

Net decrease	(15,761,211)	$(283,355,893)

Year ended 7/31/05:
Shares sold	5,236,764	$ 91,543,092

Shares issued
in connection
with reinvestment
of distributions	630,414	10,998,211

	5,867,178	102,541,303

Shares
repurchased	(20,958,534)	(367,671,388)

Net decrease	(15,091,356)	$(265,130,085)

CLASS C	Shares	Amount

Year ended 7/31/06:
Shares sold	576,960	$ 10,389,241

Shares issued
in connection
with reinvestment
of distributions	153,025	2,732,848

	729,985	13,122,089

Shares
repurchased	(1,060,812)	(19,144,461)

Net decrease	(330,827)	$ (6,022,372)

Year ended 7/31/05:
Shares sold	800,334	$ 14,156,023

Shares issued
in connection
with reinvestment
of distributions	44,540	781,476

	844,874	14,937,499

Shares
repurchased	(1,108,465)	(19,549,142)

Net decrease	(263,591)	$ (4,611,643)

CLASS M	Shares	Amount

Year ended 7/31/06:
Shares sold	1,197,570	$ 21,508,865

Shares issued
in connection
with reinvestment
of distributions	503,392	8,954,415

	1,700,962	30,463,280

Shares
repurchased	(3,148,056)	(56,568,184)

Net decrease	(1,447,094)	$(26,104,904)

Year ended 7/31/05:
Shares sold	2,152,981	$ 37,764,959

Shares issued
in connection
with reinvestment
of distributions	174,045	3,038,978

	2,327,026	40,803,937

Shares
repurchased	(3,448,793)	(60,632,306)

Net decrease	(1,121,767)	$(19,828,369)

CLASS R	Shares	Amount

Year ended 7/31/06:
Shares sold	68,286	$1,234,680

Shares issued
in connection
with reinvestment
of distributions	2,315	41,544

	70,601	1,276,224

Shares
repurchased	(26,086)	(473,694)

Net increase	44,515	$ 802,530

Year ended 7/31/05:
Shares sold	34,944	$ 617,759

Shares issued
in connection
with reinvestment
of distributions	414	7,354

	35,358	625,113

Shares
repurchased	(3,357)	(59,966)

Net increase	32,001	$ 565,147

CLASS Y	Shares	Amount

Year ended 7/31/06:
Shares sold	6,287,577	$ 114,028,313

Shares issued
in connection
with reinvestment
of distributions	1,735,510	31,261,000

	8,023,087	145,289,313

Shares
repurchased	(16,756,758)	(302,759,691)

Net decrease	(8,733,671)	$(157,470,378)

Year ended 7/31/05:
Shares sold	8,972,215	$ 159,374,817

Shares issued
in connection
with reinvestment
of distributions	961,528	16,948,666

	9,933,743	176,323,483

Shares
repurchased	(24,182,974)	(429,752,275)

Net decrease	(14,249,231)	$(253,428,792)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2006, management fees paid were reduced by $317,704 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $11,186,954 for the year ended July 31, 2006. During the year ended July 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $1,680,498,805 and $1,418,075,889, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $919,245 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

In March 2006, the fund received $2,475,656 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

Federal tax information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $275,908,012 as long term capital gain, for its taxable year ended July 31, 2006.

The fund designated 38.91% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2006, the fund hereby designates 40.21%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended July 31, 2006. The other Putnam mutual funds in this group are Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Citigroup Global Markets, Goldman Sachs, UBS Warburg, Deutsche Bank Securities, and Merrill Lynch. Commissions paid to these firms together represented approximately 46% of the total brokerage commissions paid for the year ended July 31, 2006.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, JP Morgan Clearing, Lazard Freres + Co., Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, Sanford Bernstein, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Associate Treasurer,	Vice President
Compliance Liaison and Principal	Since 2004
Executive Officer
Since 1989	Senior Managing Director, Putnam
Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior
Senior Vice President and Treasurer	to 2003, Senior Vice President, United
Since 2004	Asset Management Corporation

Prior to 2004, Managing Director,	Francis J. McNamara, III (Born 1955)
Putnam Investments	Vice President and Chief Legal Officer
Since 2004
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	Senior Managing Director, Putnam
Since 2002	Investments, Putnam Management
and Putnam Retail Management. Prior
Senior Managing Director, Putnam	to 2004, General Counsel, State Street
Investments. Prior to July 2001, Partner,	Research & Management Company
PricewaterhouseCoopers LLP
Charles A. Ruys de Perez (Born 1957)
Michael T. Healy (Born 1958)	Vice President and Chief Compliance Officer
Assistant Treasurer and Principal	Since 2004
Accounting Officer
Since 2000	Managing Director, Putnam Investments

Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Beth S. Mazor (Born 1958)	Since 2002
Vice President
Since 2002	Managing Director, Putnam Investments

Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
James P. Pappas (Born 1953)	Since 1993
Vice President
Since 2004	Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
Managing Director, Putnam Investments	and Assistant Clerk
and Putnam Management. During 2002,	Since 2005
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,	Nancy E. Florek (Born 1957)
President and Chief Executive Officer,	Vice President, Assistant Clerk,
UAM Investment Services, Inc.	Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†
Blend funds
Capital Appreciation Fund	Income funds
Capital Opportunities Fund	American Government Income Fund
Europe Equity Fund*	Diversified Income Trust
Global Equity Fund*	Floating Rate Income Fund
Global Natural Resources Fund*	Global Income Trust*
International Capital	High Yield Advantage Fund*†
Opportunities Fund*	High Yield Trust*
International Equity Fund*	Income Fund
Investors Fund	Limited Duration Government
Research Fund	Income Fund‡
Tax Smart Equity Fund®	Money Market Fund§
Utilities Growth and Income Fund	U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund**	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
more conservative over time based on a
State tax-free income funds:	target date for withdrawing assets.
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,	The ten funds:
Ohio, and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2030 Fund
investment portfolios that spread your	Putnam RetirementReady 2025 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2020 Fund
and money market investments.	Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
The three portfolios:	Putnam RetirementReady Maturity Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Robert E. Patterson	Richard S. Robie, III
Putnam Investment	George Putnam, III	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Francis J. McNamara, III
Boston, MA 02109		Vice President and
	Officers	Chief Legal Officer
Marketing Services	George Putnam, III
Putnam Retail Management	President	Charles A. Ruys de Perez
One Post Office Square		Vice President and
Boston, MA 02109	Charles E. Porter	Chief Compliance Officer
Executive Vice President,
Custodian	Associate Treasurer,	Mark C. Trenchard
Putnam Fiduciary	Compliance Liaison and	Vice President and
Trust Company	Principal Executive Officer	BSA Compliance Officer

Legal Counsel	Jonathan S. Horwitz	Judith Cohen
Ropes & Gray LLP	Senior Vice President	Vice President, Clerk and
	and Treasurer	Assistant Treasurer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Wanda M. McManus
PricewaterhouseCoopers LLP	Vice President and	Vice President, Senior Associate
	Principal Financial Officer	Treasurer and Assistant Clerk
Trustees
John A. Hill, Chairman	Michael T. Healy	Nancy E. Florek
Jameson Adkins Baxter,	Assistant Treasurer and	Vice President, Assistant Clerk,
Vice Chairman	Principal Accounting Officer	Assistant Treasurer and
Charles B. Curtis		Proxy Manager
Myra R. Drucker	Beth S. Mazor
Charles E. Haldeman, Jr.	Vice President
Paul L. Joskow
Elizabeth T. Kennan	James P. Pappas
Vice President

This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN021 236674 9/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal
year	Audit	Audit-Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2006	$255,386*	$ 1,262	$9,699	$5,050
July 31, 2005	$129,981*	$--	$8,471	$3,605

* Includes fees of $4,312 and $3,086 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2006 and July 31, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2006 and July 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $285,682 and $207,406 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to valuation of derivative securities and an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
July 31,
2006	$ -	$ 153,160	$ -	$ -
July
30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The George Putnam Fund of Boston By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: September 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2006